                                                              SELECTED FUNDS

                                                              ANNUAL

                                                              REPORT


                                                              December 31, 2002














           SELECTING QUALITY COMPANIES FOR THE LONG TERM(TM)


                                    Selected American Shares

                                     Selected Special Shares

                        Selected U.S. Government Income Fund

                              Selected Daily Government Fund



                                                                        SELECTED
                                                                           FUNDS

                                TABLE OF CONTENTS

Shareholder Letter........................................................2

Management's Discussion and Analysis:
     Selected American Shares.............................................5
     Selected Special Shares..............................................8
     Selected U.S. Government Income Fund................................11

Fund Performance and Supplementary Information:
     Selected American Shares............................................14
     Selected Special Shares.............................................18
     Selected U.S. Government Income Fund................................22

Schedule of Investments:
     Selected American Shares............................................23
     Selected Special Shares.............................................27
     Selected U.S. Government Income Fund................................30
     Selected Daily Government Fund......................................32

Statements of Assets and Liabilities.....................................35

Statements of Operations.................................................36

Statements of Changes in Net Assets......................................37

Notes to Financial Statements............................................39

Financial Highlights:
     Selected American Shares............................................46
     Selected Special Shares.............................................47
     Selected U.S. Government Income Fund................................48
     Selected Daily Government Fund......................................49

Independent Auditors' Report.............................................50

Income Tax Information...................................................51

Directors and Officers...................................................52

SELECTED FUNDS
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

Dear Fellow Shareholder,

In a recent article in Fortune magazine(1), Warren Buffett outlined his "problem." His thoughts have significance for all investors with inflows of cash who, like Buffett, are making decisions week after week and year after year. Says Buffett, "We've got $100 million a week that I have to figure out what to do with. It's a happy problem, but it's a problem, especially if I do something dumb with it--and that's easy to do."

It is easy to do "dumb" things in this climate. In many respects, we are navigating in uncharted waters with a variety of economic and business indicators at record extremes over the past generation. Let's consider a few of the factors currently viewed as positive or negative for the stock market.

PERCEIVED POSITIVES
Among the factors perceived as favorable by investors are the following:

o The lowest inflation rate, the highest productivity and the lowest bond yields and mortgage rates in a generation.

o The deflation of the prior "fairy tale" bubble of growth expectations in the wake of substantial stock price declines.

o Talk of tax cuts and reforms, such as reducing or eliminating double taxation on dividends.

o The continuing, if somewhat subdued, strength of the U.S. dollar. The United States still seems to be the only locomotive around to pull the world toward faster growth, which would favor investment in the United States.

PERCEIVED NEGATIVES
Among the factors perceived unfavorably by investors are the following:

o The lowest nominal sales growth rate at corporations in a generation. Top-line growth at corporations is so low that finding it is like searching for a needle in a haystack.

o The lowest ability of managements to raise prices due to overcapacity, import pressures from China, Mexico and other countries, and the commoditization effects on list prices from Wal-Mart and the Internet.

o The highest special charges against earnings (i.e., assessments for pensions, options, write-offs of good will, etc.).

o The highest price/earnings ratios on restated or "cleansed" earnings and the lowest dividend payout ratios.

In addition to the above considerations, we have the highest trade deficit in a generation and big jumps underway in federal spending for defense, homeland security and almost everything else, leading to renewed budget deficits. State and local governments (which cannot print money like the U.S. Treasury) face very tough choices: either cut back services, raise taxes or sell bonds to augment revenues. On top of that is the uncertainty of possible wars, constant terrorism threats and oil price volatility.

NEITHER A BULL NOR A BEAR MARKET
In this investment climate, it is no wonder that investors can see the glass as either half full or half empty and, by oscillating back and forth between bullish and bearish, may end up doing "dumb" things. In our view, it is probably wise at this point to strike the terms "bull market" and "bear market" from investors' vocabulary. When investing what you really care about is the risk/reward ratio, weighing how much you might lose against how much you might make.

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SELECTED FUNDS
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

As an example, a true bull market will not be declared until the averages reach new highs. However, if you do the math, this would mean a gain of 33% or more from current levels, and that is quite a bit of money. If the market advances 33% over three years, you would be making 10% a year plus dividends. So even if it takes several years for the market to surpass its previous highs, by owning stocks, you likely will beat the probable cumulative returns from bonds or money market funds going forward. This is especially true if you focus on stocks with competitive dividend yields that can grow over time. Stocks in a wide variety of sectors, such as banks, utilities and energy, fit that description today.

Another perceived negative that could turn positive is that the earnings write-offs so prevalent today actually increase the conservatism of corporate accounting. By enhancing the earnings platform for owners, this conservatism should improve the reward side of the risk/reward equation for shareholders.

Refinancing corporate debt at lower interest rates should also boost earnings. Just as the growth rates of reported earnings during the bubble years were overstated and should have been met with a dose of skepticism, so now reported earnings and growth rates are understated as we consider the outlook for 2003. No one knows by how much, but it is safe to say that the confluence of negatives of 2002 is unlikely to occur in 2003.

IDENTIFYING INVESTMENT OPPORTUNITIES
With patience, it may be time to go out and "fish" for stocks--one at a time, over and over, week after week until you have your "limit." The key as Mr. Buffett notes is not to do "dumb" things with your choices. Your decision-making should be deliberate, not impulsive. It helps to create a map to guide you, develop a watch list in areas of knowledge, and go fishing when the odds of success (the risk/reward ratio) look favorable. To us this means looking for companies with reasonable valuations based on their projected earning power. It also means looking for companies with some top-line growth and managements we trust because they have handled themselves with "honor" in the downturn. There is an old saying that when the tide goes out you find out who is wearing a bathing suit. Similarly, the strong healthy companies should be easier to spot now since they have been battle-tested not only by the economy but also within their own industries.

We pay particularly close attention to the capital allocation strategy of the managements with whom we invest. We want management to think and act like owners--frugal and honest, creative but realistic, and focused on earnings per share as the primary scorecard, rather than on size alone. Often managements become optimistic at the wrong time. They let expenses get out of control and/or they look for questionable acquisitions and pay too much. We have found that stretching for double-digit growth in a low single-digit inflation world often destroys shareholder value and is something to guard against.

OUR BIGGEST WORRY
The biggest worry in our minds comes from a scenario of secular deflation since we have no experience with it in our investment lifetimes. Even so, we feel that equities of blue-chip, strong companies with safe dividends may gain market share and perform better than alternatives. In essence, equity coupons should outperform bond coupons. Even Japan, where deflation is advanced, has had its share of equity winners during its dismal decade.

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SELECTED FUNDS
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

At the moment, we believe that deflation in the United States would require a meltdown of the U.S. financial system or a big jump in unemployment. This we do not see, especially with a war buildup underway. In fact, in spite of the pain from the bursting of the Internet bubble, the economy has inched forward, productivity has continued to rise and corporate houses are being put in order both through cost cutting to help the income statement and capital-raising moves to help the balance sheet. No systemic meltdown has appeared. Unlike Japan, the powers that be here in the corporate, financial and political worlds are moving forward to clean up the mess.

MAINTAINING A LONG-TERM VIEW
For the reasons cited above, we continue to go fishing. In our eyes, the glass is half full, not half empty, and the risk/reward ratio going forward is realistic enough to disregard either the label of bull market or bear market favored by the optimists or the pessimists. The best time to buy stocks is usually when the outlook is a little cloudy, even though it may not feel very comfortable at that moment. At the same time, as we have stated in the past, we believe we are in a trading range market where you do not want to chase strength or rush to sell on weakness. This is a time for selective stock picking with a focus on price and a patient, long-term perspective. In this way, we hope, like Mr. Buffett, to invest without doing something "dumb."(2)


Sincerely,


/s/ James J. McMonagle              /s/ Shelby M.C. Davis

James J. McMonagle                  Shelby M.C. Davis
Chairman                            Senior Research Advisor

February 7, 2003

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SELECTED FUNDS
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS

SELECTED AMERICAN SHARES

PERFORMANCE OVERVIEW

Selected American Shares delivered a total return of (17.06)% for the one-year period ended December 31, 2002(3) compared with a return of (22.10)% for the S&P 500(R) Index.(4) From May 1, 1993 through December 31, 2002, the period of time that Davis Selected Advisers, L.P. has managed Selected American Shares, the Fund provided an average annual return of 11.74% versus a return of 9.47% for the S&P 500(R) Index.

According to Morningstar, "It's tough to beat the stock-pickers at Selected American. Comanagers Chris Davis and Ken Feinberg do fundamental analysis a little bit better than the competition. They love to kick back with a company's 10K filings and read through all the details for signs of something that the market has missed. In addition, they get to know a company's management well over the course of a number of years so they can do a better job of evaluating it. The goal of all this research is to find excellent companies trading somewhere between reasonably valued and outright cheap. When the process works, they get a company they can keep in the fund for years. . . . The fund's record indicates that the process works fairly often. Over the trailing five-year period, the fund returned an annualized 4.3%. That's nearly 3% better than the S&P 500 and beats the large-blend and large-value category averages by a large margin. The fund is also leading the S&P 500 from Davis' start date in 1994 and Feinberg's in 1998."(5)

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS

Q. How would you characterize the performance of Selected American Shares?

A. Each year, Ken and I begin our review of Selected American Shares with a discussion concerning recent performance. We try to be honest and direct in our self-assessment. We also try to avoid the spurious practice of shifting the benchmark to whatever looks best. For example, back in 1998, when the Fund returned 16.3%, we pointed out that this result was well below the 28.6% return of the S&P 500(R) Index against which we judge ourselves. As a consequence, we described this performance as "disappointing" and emphasized that "we have ground to make up." In the next four years (1999-2002), Selected American made up this ground posting a cumulative performance more than 21 percentage points ahead of the S&P 500(R) Index. Although we may be accused of a different type of benchmark shifting, we also find this result disappointing. Our disappointment comes from the fact that over this four-year period, Selected American Shares declined 3%--far better than the 24% decline of the S&P 500(R) Index but a decline nonetheless. As painful as these times are they are an inevitable part of the market cycle and do not weaken our long-term commitment to owning stocks.

Although we cannot predict what the market (as measured by the S&P 500(R) Index) will do in any short period of time, we remain convinced that over long periods of time (measured in decades, not years) it will generate attractive positive returns. We feel this is particularly probable from today's starting point some 40% lower than the peak in March of 2000. We also remain convinced that the high expense structures and high portfolio turnover rates of the majority of active fund managers will cause them to under-perform this benchmark in the future as they have done in the past. As a result, we will continue to benchmark ourselves against the S&P 500(R) Index but with the explicit additional hurdle that we expect to generate positive returns over the long term. Through these difficult times you should know our families, employees and directors have remained the largest shareholders in Selected American Shares.

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SELECTED FUNDS
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

Q. Could you discuss some of the portfolio holdings?

A. Often the performance of individual holdings can be explained to a large degree by the industry in which they fall. This was not the case in 2002. For example, while some insurance shares such as Progressive(6) and Berkshire Hathaway significantly outperformed by simply ending the year about where they started, others such as American International Group and Transatlantic Holdings fell sharply--both down 27%--despite improving fundamentals in their businesses. Similarly, while shares of lenders such as Golden West Financial rose a stunning 22% and Wells Fargo 8%, Citigroup's price declined 25% and Lloyds TSB Group 36%. While shares in some pharmaceutical companies such as Pharmacia rose 4% and Merck declined only modestly, shares in Eli Lilly fell 19% and Pfizer 23%. In general, we believe that these price gyrations were not the result of significant differences in the values of the underlying businesses but rather changes in market psychology. As a result, we added to our holdings in companies such as Citigroup and American International Group at what we hope will prove to be advantageous prices.

As always, some individual holdings warrant particular comment. In recent reports, we discussed Sealed Air, a fine and well-run packaging company that had become exposed to the possibility of asbestos liability. In a nervous market, such news sent the shares tumbling from the mid-40s to a low $13 per share. In December, Sealed Air agreed to pay roughly $800 million to settle all such claims and the shares surged back to end the year at $37--a very decent outcome.

Late in the year, a similarly large risk was likely eliminated in Household International, although the outcome thus far is not as satisfactory. As we discussed in past reports, concerns about the consumer finance business in general and Household in particular had caused the shares to fall more than 50% from their highs. Although the company continued to post excellent results, adverse market psychology threatened the company in a very real way. This threat resulted from the fact that a finance company must fund its lending business by borrowing money in the capital markets. Pessimistic markets demand higher rates or, in the worst case, refuse to fund controversial businesses. Although such an outcome was unlikely in Household's case, it was possible. Facing this threat, CEO Bill Aldinger made the decision to sell the company at a depressed price to HSBC Holdings, an enormously strong and well-run global bank. We have since met with the management of HSBC and, as we are convinced they got a bargain in Household, we have decided to hold our shares for the time being. Our average purchase price of Household was $35 per share, we added to our position at prices as low as $21.40 and the shares currently trade at approximately $28.(7)

A final controversial holding that also ended the year on more certain footing was Tyco. As we reviewed this company in detail in our last report, we will only add that in December Tyco's new management completed a significant and thorough internal audit and, through the announcement of a new unsecured credit line and a substantial convertible bond offering, eliminated concerns about its liquidity. The shares have moved up from a low just below $7 per share to $17 at year-end. You should know that we added to our position at prices between $8 and $17 per share and that it currently makes up about 3.6% of our portfolio at an average purchase price of $29 per share. Nonetheless, it is now clear that Tyco was a far stronger company than those to which it was often compared--including WorldCom, Enron and Global Crossing. Today, Tyco generates sales of $35 billion, earnings of approximately $3 billion and has a market cap in excess of $34 billion. The other three are bankrupt.

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SELECTED FUNDS
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

Aside from these specific companies, the portfolio continues to be made up of holdings that fall loosely into three categories. The first and largest category is composed of companies that are perceived as world-class, global leaders: companies such as Berkshire Hathaway, American Express, Eli Lilly, UPS, AIG and Citigroup. In addition to our purchase of Citigroup and AIG described above, we also added Microsoft to this list at what we believe to be a very reasonable price.

The second category is made up of holdings in smaller, less well-known companies that we nonetheless consider to be very well-run businesses. These include companies such as Transatlantic Holdings, Costco Wholesale, Golden West Financial, Centerpoint, Lexmark, and Julius Baer. In this category, our most significant additions were to Costco and Julius Baer.

The third category is made up of companies under a cloud, which in addition to the three mentioned near the beginning of this section include Philip Morris, Loews, Aon, and Morgan Stanley. In general, companies in this category will not be perceived as good businesses. It is our intention to try to buy them when they are under a cloud and benefit from both improving underlying fundamentals and an improving business reputation. Such was the case in the past with Citibank (which had been rumored to be bankrupt in the early '90s), Salomon Brothers during the Treasury securities scandal, American Home Products during the diet drug litigation and many others. Buying during storms of controversy or at times of great pessimism is difficult and we have, and will, make mistakes in this category. But we also know that a willingness to invest at such times or in such companies when the majority of others (including the media) think you are wrong is not just advisable but necessary for achieving above-average results. As Benjamin Graham once wrote, "You are neither right nor wrong because the crowd disagrees with you. You are right because your data and reasoning are right. . . The right kind of investor (takes) added satisfaction from the thought that his operations are exactly opposite to those of the crowd."

Q. What is your outlook?

A. If nothing else, the last five years should have taught all investors the futility of economic or market predications. Certainly it is difficult today to find much about which to be optimistic. Unemployment continues to rise; the Middle East is frightening and unstable; the prospect for corporate profits is not particularly bright nor is the outlook for consumer spending. Of course, it was difficult to find much about which to be pessimistic in March of 2000 when the S&P 500(R) Index was almost 70% above where it is today, the nation enjoyed near-full employment, the U.S. business model had triumphed worldwide, and the economy had expanded continuously for over a decade. As we have written before, the stock market bottom will coincide with the period of greatest pessimism. Warren Buffett said it best when he wrote, "Pessimism is the most common cause of low prices. We want to do business in such an environment, not because we like pessimism but because we like the prices it produces. It's optimism that is the enemy of the rational buyer." Although neither Ken nor I have any idea whether or not the market has seen its low point for this cycle, we are certain that we are a long way from the optimism of the '90s.

Q. Do you have any additional thoughts for shareholders?

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SELECTED FUNDS
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

A. The notion of stewardship is essential to the investment process. We view ourselves as stewards of your savings and we hold out the same expectation for the companies in which we invest. Ken and I have taken a more active stance in the last several years than we had in the past in pushing for strong governance in our portfolio companies, most especially in the area of executive compensation and stock options. The great investor Bill Miller of Legg Mason points out that "the center of the corruption is options. As long as managements exert pressure to keep legitimate expenses off the income statement, they are sending a signal that their intent is to deceive." While we have been proud to work on this topic with Bill and several other investors whom we admire, we have been frustrated in our attempt to build a large coalition of institutional investors. In looking for explanations for this, I am reminded of Vanguard founder Jack Bogle's observation that "institutional investors have ignored the responsibilities of corporate citizenship. One reason is short-term focus. If you have 118% turnover in a mutual fund, that's an eleven month holding period--why would you care about governance when you won't even hold the stock until the next annual meeting?" Our average holding period is four to seven years and we have owned many companies for a decade or more. Thus, we will continue to push and have been very gratified by the encouragement we have received both from our shareholders and those in the investment business that we admire.

As always, I must close by thanking my colleagues. Ken and I are fortunate to work with such a fine group. As a team, they bring intelligence, commitment and integrity to their work. Please know that we are all keenly aware of the responsibility with which you have entrusted us and we thank you for confidence. We will do our best to earn it in the years ahead.(2)

SELECTED SPECIAL SHARES

PERFORMANCE OVERVIEW

Selected Special Shares generated a total return of (17.62)% for the one-year period ended December 31, 2002(3) compared with a return of (22.10)% for the Standard & Poor's 500(R) Index.(4) According to Morningstar, "The fund's main selling point is its management. . . . the team is the same one that has produced outstanding results at Selected American. The only difference here is that decision-making is split between Chris Davis and Ken Feinberg--who comanage
Selected American--and the firm's analysts team. . . . We like the fund's analysts . . . and expect them to contribute good picks over the years. . . . we see lots of potential here."(8)

AN INTERVIEW WITH THE RESEARCH TEAM

Q. Could you provide some perspective on the Fund's performance last year?

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SELECTED FUNDS
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH THE RESEARCH TEAM - CONTINUED

A. The team managing Selected Special Shares assesses performance every year on several levels. On one level, we look at overall Fund performance, keeping in mind that our goal is to outperform the S&P 500(R) Index over a long period of time. We have mixed feelings about the Fund's performance this year. On a relative basis, our return of negative 18% outperformed the S&P 500 index, which was down 22%. On an absolute basis, however, we were still down for the year. While we do not like losing money in an absolute sense, avoiding the big losses in a difficult environment is positive for long-term compounding of returns.

We prefer to assess performance over a longer period of time. We do not invest with a one-year time horizon and we hope that our investors will likewise take a long-term view of the Fund's performance. In any given year, the S&P 500(R) Index may be down, as it has been for the last three consecutive years, and we will also have bad years when we fail to outperform the S&P 500(R) Index. Over time, though, we are confident the S&P 500(R) Index will continue to generate solid returns and, by applying our disciplined investment approach, we hope to be able to outperform the index. The team managing your Fund comes to work every day to search for good companies with competitive advantages selling at reasonable prices in an effort to do just that. In the past, the S&P 500(R) Index has outperformed the vast majority of fund managers. Thus, if we succeed in our goal, we believe shareholders will be pleased with both the absolute and relative performance of the Fund.

Q. How else do you evaluate performance?

A. A second way we assess the team's performance is in terms of the successes and failures of individual stocks within the portfolio. After all, we make decisions on individual stocks and it is the cumulative effect of our decisions on individual stocks that drives the performance of the Fund in total.

In our midyear letter, we wrote that many of our best performers were companies possessing a strong competitive advantage. For the full year 2002, many of our best performers also exhibited this important characteristic. We believe these companies may continue to outperform their peers and, consequently, continue to drive the future performance of your Fund. Specialty chemical company Sigma-Aldrich(6), a strong performer in 2002, has unmatched product offerings due to the company's longstanding relationship with research chemists and its superior distribution system. Another strong performer, Golden West Financial, essentially matches deposits from its savings institution and other sources of funds with people needing to borrow money to buy homes. The company captures the spread between what it pays for funds and its lending rate to home owners. Golden West's competitive advantage resides with its management team, particularly co-CEOs Herb and Marion Sandler. The Sandlers understand how value is created and stick to their basic low-cost, low-risk business model, which has generated earnings growth of 12% compounded annually for the last 10 years.

Not all of our decisions have been successes. Like all investors, we make mistakes in assessing companies and their management teams. One mistake that we mentioned in our last letter was Adelphia, which we purchased in the first half of 2002 after its stock price had dropped 50%. At that time, we thought Adelphia's valuation was compelling, especially given the value of the company's underlying cable assets. As the full story of fraud started to unfold, we realized we were wrong and liquidated our entire position.

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SELECTED FUNDS
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH THE RESEARCH TEAM - CONTINUED

We also sold our position in Kinder Morgan. We still believe the company is one of the best pipeline operators in the business. However, while reviewing Kinder Morgan's quarterly SEC filings, we discovered a few accounting and managerial practices that we questioned. Any one of these practices would not be a major cause for concern, but cumulatively they went beyond our threshold of comfort in investing your savings. We ended up selling Kinder Morgan at a loss.

A third level of self-assessment is looking at our specific actions in terms of new additions to the portfolio during the year. These new additions may not contribute meaningfully to current performance, but we hope they represent seeds that will blossom in future years. In 2002, a declining market gave us the opportunity to increase our positions in several companies at what we feel were attractive prices, including Premcor, Duane Reade and Agilent Technologies. We added Premcor, an independent refiner, during one of the worst periods the refinery business has seen in years. We have followed Premcor's management team for several years as they created value in other organizations and have confidence in their ability to add value at Premcor too, despite operating in a very difficult business. We feel that drug store operator Duane Reade has a durable advantage arising from its dominant position in New York City, and we significantly increased our holdings in the second half of the year following further declines in Duane Reade's stock price. The market also sold off Agilent Technologies, a maker of testing and measurement equipment, during 2002. We believe Agilent's engineering and technological strength combined with a new, financially driven focus will serve the company well in the future.

Each of these three companies is currently one of the top 15 holdings in Selected Special Shares. While we are optimistic about these decisions, we may not know how good the decisions actually were for years to come. We do know, however, that generally buying companies when the market is selling them allows us to reduce the valuation risk to our shareholders.

Q. Do you have any final thoughts for shareholders?

A. In closing, we would like to emphasize again our team's focus. Our benchmark is the S&P 500(R) Index and our goal is to outperform it over the long term. We believe the way we can continue to exceed market returns is to seek good companies with competitive advantages at reasonable prices. While we like to hold our investments for the long term, we are constantly reevaluating our decisions and, when we feel we have made a mistake, we will take the appropriate corrective action.

We consider your continued investment in our Fund an indication of your confidence in us and we will continue to be diligent to ensure that this confidence is not misplaced.(2)

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SELECTED FUNDS
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

SELECTED U.S. GOVERNMENT INCOME FUND

PERFORMANCE OVERVIEW

The Selected U.S. Government Income Fund provided a total return of 7.32% for the one-year period ended December 31, 2002.(3) The Fund's benchmark, the Lehman Brothers Intermediate Term U.S. Treasury Securities Index, returned 9.28% over the same time period.(4)

AN INTERVIEW WITH CRESTON A. KING, PORTFOLIO MANAGER

Q. What key factors influenced the performance of the bond market in 2002?

A. Bonds outperformed stocks for the third consecutive year, with 10-year U.S. Treasury securities up 14.5% as their yield declined more than 130 basis points(9) during the year. After the post-September 11 rally in stock prices and a good holiday shopping season in 2001, many investors entered 2002 thinking that the economy was recovering and that interest rates would rise, meaning prices of fixed-income securities would decline. However, as the year progressed, the economy grew more slowly than anticipated and fears of a double-dip recession emerged as falling equity prices, a sagging job market and the threat of war in the Middle East took their toll on consumer spending, which has been the primary driver of economic growth. Then, in early November, the Federal Reserve Board cut the Fed funds rate by 50 basis points to 1.25% and at the same time shifted to a neutral bias, leading the markets to believe that further rate cuts may not be needed and that interest rates may have hit their lows for this cycle.

Q. How have you managed the Fund in this environment?

A. The Fund's investable universe is broken down into mortgages, U.S. government agencies and U.S. Treasury securities. When we look at this universe, mortgages represent the largest sector at 50%, followed by Treasuries and agencies at 32% and 18%, respectively. The Fund remained overweight mortgages and agencies relative to the market, which helped results during the first five months of 2002 when mortgage securities outperformed, and underweight U.S. Treasury securities, which hampered results somewhat in the third to the middle of the fourth quarter when Treasuries did well. At the end of 2002, the Fund was invested 54% in mortgages, 22% in government agencies, 8% in Treasuries and 16% in cash equivalents. Mortgage securities traditionally outperform other fixed-income sectors in a rising interest rate environment. For this reason, we have maintained our mortgage overweight as we believe that the economic recovery is underway and will continue to gain momentum, which should ultimately result in higher interest rates.

Q. What is your overall strategy in managing the Fund?

A. We strive to manage the portfolio as a well-rounded, all-weather fund. Unlike many government bond funds, the Fund seeks opportunities exclusively in the U.S. government securities market to avoid the greater risk associated with corporate bonds, which may be especially reassuring to investors in the wake of recent business scandals. The Fund's strategy is to diversify among different types of government securities, maturity lengths, call provisions and interest rate coupons. We adjust the percentages allocated to the three major sectors of the government market--Treasuries, agencies and mortgages--as relative values and opportunities change. We also emphasize intermediate-term securities in an effort to smooth out performance and provide stability in a variety of market climates.

SELECTED FUNDS
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CRESTON A. KING, PORTFOLIO MANAGER - CONTINUED

A government bond fund offers a strong foundation for any long-term investment plan and may be a suitable alternative for investors seeking to diversify and protect their money in an uncertain environment. Particularly as the baby boom generation moves into retirement, more investors may wish to participate in the returns and security of U.S. government bonds. The Selected U.S. Government Income Fund offers potentially higher monthly income than most short-term investments and can be an excellent means of balancing equity holdings with fixed-income securities of the highest credit quality.(2)

---------------------------------

This Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Selected Funds prospectus, which contains more information about risks, fees and expenses. Please read the prospectus carefully before investing or sending money.

(1) Source: Fortune Magazine, November 11, 2002.

(2) Selected Funds investment professionals make candid statements and observations regarding individual companies and economic and market conditions. However, there is no guarantee that these statements, opinions or forecasts will prove to be correct. All investments involve some degree of risk, and there can be no assurance that the Selected Funds' investment strategies will be successful. Prices of shares will vary so that, when redeemed, an investor's shares could be worth more or less than their original cost.

(3) Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than when purchased. The following table lists the average annual total returns for the periods ended December 31, 2002.

------------------------------------ ------------ ------------- ---------------
FUND NAME                              1 YEAR       5 YEARS        10 YEARS
------------------------------------ ------------ ------------- ---------------
Selected American Shares               (17.06)%        2.42%         11.03%
------------------------------------ ------------ ------------- ---------------
Selected Special Shares                (17.62)%        0.29%          7.63%
------------------------------------ ------------ ------------- ---------------
Selected U.S. Government Income           7.32%        5.39%          5.75%
------------------------------------ ------------ ------------- ---------------

Fund performance changes over time, and current performance may be higher or lower than stated. For more current information, please call Selected Funds Shareholder Services at 1-800-243-1575.

(4) The definitions of indices quoted in this annual report appear below. Investments cannot be made directly in any indices:

I. The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

II. The Lehman Brothers Intermediate Term U.S. Treasury Securities Index is a recognized unmanaged index of U.S. Government Securities performance.

SELECTED FUNDS
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

(5) Source: Morningstar Mutual Fund Reports, August 22, 2002.

(6) Selected Funds investment professionals candidly discusses a number of individual companies. These opinions are current as of the date of this report but are subject to change. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. The schedule of investments list the Funds' holdings of each company discussed.

(7) Household International price was $28.28 on January 17, 2003.

(8) Source: Morningstar Mutual Fund Reports, October 1, 2002.

(9) A "basis point" is equal to 1/100th of one percent. 130 basis points equals 1.30%.

Shares of the Selected Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including possible loss of the principal amount invested.

SELECTED AMERICAN SHARES, INC.
PORTFOLIO HOLDINGS - AT DECEMBER 31, 2002

================================================================================

PORFOLIO MAKEUP (% OF FUND NET ASSETS)
--------------------------------------
Common Stocks .........................................................91.3%
Short Term Investments, Other Assets & Liabilities .................... 7.7%
Preferred Stocks & Corporate Bonds .................................... 1.0%

SECTOR WEIGHTINGS (% OF LONG TERM PORTFOLIO)
--------------------------------------------
Energy ................................................................ 5.9%
Insurance .............................................................14.7%
Diversified Manufacturing ............................................. 5.8%
Technology ............................................................ 3.9%
Retailing ............................................................. 5.7%
Pharmaceutical and Health Care ........................................ 3.7%
Financial Services ....................................................24.0%
Real Estate ........................................................... 2.2%
Other ................................................................. 8.6%
Consumer Products ..................................................... 6.4%
Industrial ............................................................ 3.1%
Banks and Savings & Loans .............................................12.1%
Food & Restaurants .................................................... 3.9%

TOP 10 HOLDINGS
STOCK                                  SECTOR                                      % OF FUND NET ASSETS
-------------------------------------------------------------------------------------------------------
American Express Co.                   Financial Services                                   7.16%
Philip Morris Cos. Inc. *              Consumer Products                                    5.88%
American International Group, Inc.     Multi-Line Insurance                                 4.96%
Wells Fargo & Co.                      Banks and Savings & Loan Associations                3.99%
Citigroup Inc.                         Financial Services                                   3.81%
Household International, Inc.          Financial Services                                   3.62%
Tyco International Ltd.                Diversified Manufacturing                            3.59%
Bank One Corp.                         Banks and Savings & Loan Associations                3.13%
Costco Wholesale Corp.                 Retailing                                            3.06%
Golden West Financial Corp.            Banks and Savings & Loan Associations                3.01%


* Changed name to Altria Group, Inc. effective 01/27/03

SELECTED AMERICAN SHARES, INC.
PORTFOLIO ACTIVITY - JANUARY 1, 2002 THROUGH DECEMBER 31, 2002

================================================================================

NEW POSITIONS ADDED (1/1/02-12/31/02)
(Highlighted Positions are those greater than 0.25% of Net Assets)

                                                                                   DATE OF 1ST           % OF 12/31/02
SECURITY                                       SECTOR                               PURCHASE            FUND NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
Albertson's, Inc.                        Retailing                                  03/28/02                  0.25%
American Standard Cos. Inc.              Building Materials                         03/28/02                  0.55%
Household International, Inc., 8.875%,
     2/15/06, ACES Cum. Conv. Pfd.       Financial Services                         10/25/02                  0.11%
IMS Health Inc.                          Information/Information Processing         04/23/02                   -
Level 3 Communications, Inc.             Telecommunications                         07/11/02                   -
Level 3 Communications, Inc., 11.00%,
    3/15/08                              Telecommunications                         07/11/02                  0.15%
Level 3 Communications, Inc., 9.125%,
    5/1/08                               Telecommunications                         07/12/02                  0.07%
Level 3 Communications, Inc., 11.25%,
    3/15/10                              Telecommunications                         07/23/02                  0.01%
M&T Bank Corp.                           Banks and Savings & Loans Associations     06/07/02                  0.04%
Microsoft Corp.                          Technology                                 07/29/02                  1.12%
Pfizer Inc.                              Pharmaceutical and Health Care             07/15/02                  0.58%
Takefuji Corp.                           Financial Services                         06/04/02                  0.39%
Tyco International Group, SA, 6.875%,
     9/5/02                              Diversified Manufacturing                  02/08/02                   -
Tyco International Group, SA, 6.25%,
     6/15/03                             Diversified Manufacturing                  06/07/02                  0.03%
Tyco International Group, SA, 4.95%,
     8/1/03                              Diversified Manufacturing                  02/08/02                  0.14%
Tyco International Group, SA, 5.875%,
     11/1/04                             Diversified Manufacturing                  06/07/02                  0.10%
Tyco International Group, SA, 6.375%,
     6/15/05                             Diversified Manufacturing                  06/07/02                  0.03%
Tyco International Group, SA, 6.375%,
     2/15/06                             Diversified Manufacturing                  07/22/02                  0.12%
Tyco International Group, SA, Conv.
     Notes, Zero Cpn., 2.07%, 2/12/21    Diversified Manufacturing                  06/07/02                  0.09%
Tyco International Ltd., Conv. Notes,
     Zero Cpn., 2.90%, 11/17/20          Diversified Manufacturing                  06/07/02                  0.17%

SELECTED AMERICAN SHARES, INC.
PORTFOLIO ACTIVITY - JANUARY 1, 2002 THROUGH DECEMBER 31, 2002

================================================================================

POSITIONS CLOSED (1/1/02-12/31/02)
(Gains and losses greater than $10 million are highlighted)

SECURITY                                       SECTOR                       DATE OF FINAL SALE       GAIN/(LOSS)
-------------------------------------------------------------------------------------------------------------------
Agilent Technologies, Inc.               Electronics                             04/16/02           $   (311,085)
American Home Products Corp.             Pharmaceutical and Health Care          01/11/02              9,427,837
Bristol-Myers Squibb Co.                 Pharmaceutical and Health Care          10/11/02            (16,675,331)
Eastman Kodak Co.                        Consumer Products                       04/09/02                139,336
First Data Corp.                         Data Processing                         04/05/02              5,489,653
Hewlett-Packard Co.                      Technology                              04/11/02             (1,503,892)
IMS Health Inc.                          Information/Information Processing      10/10/02             (6,946,055)
Kinder Morgan, Inc.                      Pipelines                               10/08/02            (21,076,942)
Level 3 Communications, Inc.             Telecommunications                      11/27/02               (548,367)
Loral Space & Communications Ltd.        Telecommunications                      03/01/02             (9,221,752)
Lucent Technologies Inc.                 Telecommunications                      03/26/02            (19,211,002)
Masco Corp.                              Building Materials                      11/01/02             23,483,883
McDonald's  Corp.                        Food/Beverage & Restaurant              05/02/02             14,359,181
Monsanto Co.                             Agriculture                             09/30/02               (171,810)
Novell, Inc.                             Technology                              03/11/02            (11,911,574)
3M Co.                                   Diversified Manufacturing               12/20/02              1,612,882
Tyco International Group, SA, 6.875%,
     9/5/02                              Diversified Manufacturing               05/22/02                 (1,174)

SELECTED AMERICAN SHARES, INC.
COMPARISON OF SELECTED AMERICAN SHARES, INC. AND STANDARD & POOR'S 500 STOCK
INDEX

================================================================================

Average Annual Total Return For the Periods ended December 31, 2002.

         One Year ..........................   (17.06)%
         Five Years.........................      2.42%
         Ten Years..........................     11.03%

$10,000 INVESTED OVER TEN YEARS. Let's say you invested $10,000 in Selected American Shares ("SAS") on December 31, 1992. As the chart below shows, by December 31, 2002 the value of your investment would have grown to $28,493 - a 184.93% increase on your initial investment. For comparison, look at how the Standard & Poor's 500 Stock Index did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $24,401 - a 144.01% increase.

[GRAPHIC OMITTED]

                        S&P 500                      SAS
1992                   10,000.00                  10,000.00
1993                   11,003.00                  10,542.27
1994                   11,153.00                  10,205.25
1995                   15,329.00                  14,092.89
1996                   18,839.00                  18,424.36
1997                   25,116.00                  25,286.61
1998                   32,279.00                  29,401.39
1999                   39,062.00                  35,374.48
2000                   35,504.00                  38,675.12
2001                   31,302.00                  34,353.81
2002                   24,401.00                  28,492.73


Standard & Poor's is an unmanaged index which has no specific investment objective. Investments cannot be made directly into the index. The index used includes net dividends reinvested.

The performance data for Selected American Shares contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

SELECTED SPECIAL SHARES, INC.
PORTFOLIO HOLDINGS - AT DECEMBER 31, 2002

================================================================================

PORFOLIO MAKEUP (% OF FUND NET ASSETS)
--------------------------------------
Common Stocks .........................................................95.8%
Short Term Investments, Other Assets & Liabilities .................... 4.2%

SECTOR WEIGHTINGS (% OF STOCK HOLDINGS)
--------------------------------------------
Healthcare ............................................................ 5.6%
Electronics ........................................................... 6.0%
Consumer Products ..................................................... 2.3%
Retailing ............................................................. 9.6%
Chemicals ............................................................. 4.0%
Other ................................................................. 6.4%
Energy ................................................................ 5.3%
Financial Services/Banking ............................................12.3%
Industrial ............................................................ 2.3%
Media ................................................................. 8.7%
Diversified ........................................................... 4.0%
Information/Information Processing .................................... 7.0%
Telecommunications .................................................... 3.6%
Insurance ............................................................. 8.0%
Distributors .......................................................... 3.5%
Race Tracks ........................................................... 2.9%
Technology ............................................................ 8.5%

TOP 10 HOLDINGS
STOCK                                       SECTOR                                        % OF FUND NET ASSETS
--------------------------------------------------------------------------------------------------------------
DST Systems, Inc.                           Information/Information Processing                    4.31%
Tiffany & Co.                               Retailing                                             4.00%
Sigma-Aldrich Corp.                         Chemicals                                             3.80%
Transatlantic Holdings, Inc.                Reinsurance                                           3.45%
Aramark Corp., Class B                      Distributors                                          3.34%
BlackRock, Inc.                             Financial Services                                    3.30%
Golden West Financial Corp.                 Banks and Savings & Loan Associations                 3.09%
Premcor, Inc.                               Energy                                                2.90%
Agilent Technologies, Inc.                  Electronics                                           2.76%
TMP Worldwide Inc.                          Media                                                 2.70%

SELECTED SPECIAL SHARES, INC.
PORTFOLIO ACTIVITY - JANUARY 1, 2002 THROUGH DECEMBER 31, 2002

================================================================================

NEW POSITIONS ADDED (1/1/02-12/31/02)
(Highlighted Positions are those greater than 0.99% of Net Assets)

                                                                                   DATE OF 1ST     % OF 12/31/02
SECURITY                                  SECTOR                                    PURCHASE      FUND NET ASSETS
-----------------------------------------------------------------------------------------------------------------
Adelphia Communications Corp.             Telecommunications                         04/04/02           -
American Standard Cos. Inc.               Building Materials                         03/13/02          1.90%
Anteon International Corp.                Information/Information Processing         03/11/02           -
Apple Computer, Inc.                      Technology                                 06/27/02          0.75%
AT&T Wireless Services Inc.               Telecommunications                         03/01/02          0.61%
Bristol-Myers Squibb Co.                  Pharmaceutical and Health Care             04/04/02           -
Calpine Corp.                             Energy                                     11/06/02          0.44%
Costco Wholesale Corp.                    Retailing                                  12/30/02          1.32%
Covad Communications Group, Inc.          Telecommunications                         04/29/02          0.50%
Diebold, Inc.                             Electronics                                01/09/02           -
Dominion Resources, Inc.                  Energy                                     05/16/02           -
Fiat S.p.A.                               Manufacturing                              06/28/02           -
Groupe Bruxelles Lambert S.A.             Diversified                                04/23/02          1.38%
Home Depot, Inc.                          Retailing                                  12/10/02          1.18%
Julius Baer Holding Ltd., Class B         Investment Firms                           06/14/02          0.18%
LIN TV Corp., Class A                     Media                                      05/03/02          0.54%
Metro-Goldwyn-Mayer Inc.                  Entertainment                              04/26/02          2.09%
Microsoft Corp.                           Technology                                 07/26/02          1.72%
Mirant Corp.                              Energy                                     11/06/02           -
Motorola, Inc.                            Telecommunications                         06/27/02          1.11%
Pfizer Inc.                               Pharmaceutical and Health Care             07/15/02          2.68%
Premcor Inc.                              Energy                                     04/29/02          2.90%
Reliant Resources, Inc.                   Energy                                     11/06/02           -
SAP AG, ADR                               Technology                                 10/04/02          1.44%
Sun Microsystems, Inc.                    Technology                                 10/29/02          0.48%
Taiwan Semiconductor Manufacturing
     Co. Ltd., ADR                        Electronics                                01/31/02          0.80%
TMP Worldwide Inc.                        Media                                      08/22/02          2.70%
Tyco International Ltd.                   Diversified Manufacturing                  07/30/02          2.47%

SELECTED SPECIAL SHARES, INC.
PORTFOLIO ACTIVITY - JANUARY 1, 2002 THROUGH DECEMBER 31, 2002

================================================================================

POSITIONS CLOSED (1/1/02-12/31/02)
(Gains and losses greater than $500,000 are highlighted)

SECURITY                                  SECTOR                                DATE OF FINAL SALE        GAIN/(LOSS)
----------------------------------------------------------------------------------------------------------------------
Adelphia Communications Corp.             Telecommunications                         05/29/02           $   (892,559)
Amazon.com, Inc., Sr. Notes, 0%/10%,
     05/01/08                             Retailing                                  09/12/02                 96,834
Anteon International Corp.                Information/Information Processing         03/27/02                  4,409
Anthem, Inc.                              Pharmaceutical and Health Care             07/30/02                566,239
BearingPoint, Inc.                        Consulting Services                        10/21/02               (375,992)
Bristol-Myers Squibb Co.                  Pharmaceutical and Health Care             07/23/02               (435,537)
Cardinal Health, Inc.                     Distributors                               09/17/02              1,180,426
Charles Schwab Corp.                      Financial Services                         09/27/02                889,514
ConocoPhillips                            Energy                                     11/13/02               (316,290)
Diebold, Inc.                             Electronics                                06/27/02               (287,389)
Dominion Resources, Inc.                  Energy                                     07/24/02                (51,533)
E.W. Scripps Co., Class A                 Media                                      07/02/02                109,612
Eli Lilly and Co.                         Pharmaceutical and Health Care             10/15/02               (572,603)
Fiat S.p.A.                               Manufacturing                              08/16/02               (106,042)
FPIC Insurance Group, Inc.                Property/Casualty Insurance                10/22/02                (83,555)
Hearst-Argyle Television, Inc.            Media                                      03/07/02                 41,805
IMS Health Inc.                           Information/Information Processing         08/15/02               (623,733)
Kinder Morgan, Inc.                       Pipelines                                  10/08/02               (695,259)
Martin Marietta Materials, Inc.           Building Materials                         11/13/02               (277,003)
Merck & Co., Inc.                         Pharmaceutical and Health Care             04/01/02               (284,030)
Mirant Corp.                              Energy                                     11/15/02                (97,086)
Moody's Corp.                             Financial Services                         07/30/02                594,261
Panamerican Beverages, Inc., Class A      Food/Beverage & Restaurant                 10/29/02               (476,284)
Reliant Resources, Inc.                   Energy                                     11/14/02                (28,302)
Robert Half International Inc.            Employee Staffing                          10/04/02                475,672
ServiceMaster Co.                         Commercial Services                        08/15/02               (109,233)
Trans World Entertainment Corp.           Retailing                                  12/31/02               (402,609)
TV Azteca, S.A. de C.V., ADR              Media                                      11/01/02                (51,090)
Vertex Pharmaceuticals Inc.               Pharmaceutical and Health Care             01/18/02               (346,380)

SELECTED SPECIAL SHARES, INC.
COMPARISON OF SELECTED SPECIAL SHARES, INC. AND STANDARD & POOR'S 500
STOCK INDEX

================================================================================

Average Annual Total Return For the Periods ended December 31, 2002.

           One Year .......................... (17.62)%
           Five Years.........................    0.29%
           Ten Years..........................    7.63%

$10,000 INVESTED OVER TEN YEARS. Let's say you invested $10,000 in Selected Special Shares ("SSS") on December 31, 1992. As the chart below shows, by December 31, 2002 the value of your investment would have grown to $20,874 - a 108.74% increase on your initial investment. For comparison, the Standard & Poor's 500 Stock Index is also presented on the chart below.

[GRAPHIC OMITTED]

                        S&P 500                      SSS
1992                   10,000.00                  10,000.00
1993                   11,003.00                  11,080.99
1994                   11,153.00                  10,797.35
1995                   15,329.00                  14,494.16
1996                   18,839.00                  16,213.72
1997                   25,116.00                  20,576.01
1998                   32,279.00                  25,620.81
1999                   39,062.00                  29,932.01
2000                   35,504.00                  29,603.81
2001                   31,302.00                  25,337.30
2002                   24,401.00                  20,873.90

Standard & Poor's is an unmanaged index which has no specific investment objective. Investments cannot be made directly into the index. The index used includes net dividends reinvested.

The performance data for Selected Special Shares contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

SELECTED U.S. GOVERNMENT INCOME FUND
COMPARISON OF U.S. GOVERNMENT INCOME FUND AND THE LEHMAN BROTHERS INTERMEDIATE TERM U.S. TREASURY SECURITIES INDEX

================================================================================

Average Annual Total Return For the Periods ended December 31, 2002.

                 One Year ..........................    7.32%
                 Five Years.........................    5.39%
                 Ten Years..........................    5.75%

$10,000 INVESTED OVER TEN YEARS. Let's say you invested $10,000 in Selected U.S. Government Income Fund ("SUSGIF") on December 31, 1992. As the chart below shows, by December 31, 2002 the value of your investment would have grown to $17,492 - a 74.92% increase on your initial investment. For comparison, the Lehman Brothers Intermediate Term U.S. Treasury Securities Index is also presented on the chart below.

                      Lehman Index                  SUSGIF
1992                   10,000.00                  10,000.00
1993                   10,822.00                  10,801.00
1994                   10,631.53                  10,508.00
1995                   12,164.60                  12,191.00
1996                   12,648.75                  12,538.00
1997                   13,621.44                  13,454.00
1998                   14,795.61                  14,249.00
1999                   14,856.27                  13,969.00
2000                   16,380.11                  15,418.00
2001                   17,716.14                  16,299.00
2002                   19,361.03                  17,492.00


The Lehman Brothers Intermediate Term U.S. Treasury Securities Index is an unmanaged index which has no specific investment objective. Investments cannot be made directly into the index.

The performance data for Selected U.S. Government Income Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED AMERICAN SHARES, INC.
DECEMBER 31, 2002


                                                                                                              VALUE
SHARES                                           SECURITY                                                    (NOTE 1)
=======================================================================================================================
COMMON STOCK - (91.30%)

   BANKS AND SAVINGS & LOAN ASSOCIATIONS - (11.16%)
     3,727,000      Bank One Corp. ..................................................................... $  136,221,850
     1,819,800      Golden West Financial Corp. ........................................................    130,679,838
     6,019,044      Lloyds TSB Group PLC................................................................     43,206,922
        20,000      M&T Bank Corp. .....................................................................      1,587,000
     3,696,560      Wells Fargo & Co. ..................................................................    173,257,767
                                                                                                         --------------
                                                                                                            484,953,377
                                                                                                         --------------
   BUILDING MATERIALS - (2.01%)
       338,400      American Standard Cos. Inc.*........................................................     24,073,776
       930,600      Martin Marietta Materials, Inc. ....................................................     28,532,196
       924,100      Vulcan Materials Co. ...............................................................     34,653,750
                                                                                                         --------------
                                                                                                             87,259,722
                                                                                                         --------------
   CONSUMER PRODUCTS - (5.88%)
     6,307,500      Philip Morris Cos. Inc. ............................................................    255,642,975
                                                                                                         --------------
   DIVERSIFIED MANUFACTURING - (4.67%)
     1,606,600      Dover Corp. ........................................................................     46,848,456
     9,139,764      Tyco International Ltd. ............................................................    156,107,169
                                                                                                         --------------
                                                                                                            202,955,625
                                                                                                         --------------
   ELECTRONICS - (0.34%)
    10,192,500      Agere Systems Inc., Class A*........................................................     14,677,200
                                                                                                         --------------
   ENERGY - (5.48%)
     2,070,080      ConocoPhillips......................................................................    100,171,171
     1,860,421      Devon Energy Corp. .................................................................     85,393,324
     1,313,100      EOG Resources, Inc. ................................................................     52,418,952
                                                                                                         --------------
                                                                                                            237,983,447
                                                                                                         --------------
   FINANCIAL SERVICES - (18.72%)
     8,807,800      American Express Co. ...............................................................    311,355,730
     4,704,189      Citigroup Inc. .....................................................................    165,540,411
     1,241,000      Dun & Bradstreet Corp.*.............................................................     42,802,090
     5,660,100      Household International, Inc. ......................................................    157,407,381
     1,345,400      Loews Corp. ........................................................................     59,816,484
     1,132,800      Moody's Corp. ......................................................................     46,773,312
     1,957,400      Providian Financial Corp.*..........................................................     12,703,526
       296,010      Takefuji Corp. .....................................................................     17,073,665
                                                                                                         --------------
                                                                                                            813,472,599
                                                                                                         --------------
   FOOD/BEVERAGE & RESTAURANT - (3.60%)
     6,781,288      Diageo PLC..........................................................................     73,672,756
       652,400      Hershey Foods Corp. ................................................................     43,997,856
     1,000,000      Kraft Foods Inc., Class A...........................................................     38,930,000
                                                                                                         --------------
                                                                                                            156,600,612
                                                                                                         --------------

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED AMERICAN SHARES, INC. - CONTINUED
DECEMBER 31, 2002


                                                                                                              VALUE
SHARES                                           SECURITY                                                    (NOTE 1)
=======================================================================================================================
COMMON STOCK - CONTINUED

   HOTELS - (0.75%)
       988,700      Marriott International, Inc., Class A............................................... $   32,498,569
                                                                                                         --------------
   INDUSTRIAL - (2.86%)
     3,326,700      Sealed Air Corp.*...................................................................    124,085,910
                                                                                                         --------------
   INSURANCE BROKERS - (0.92%)
     2,112,700      Aon Corp. .........................................................................      39,908,903
                                                                                                        ---------------
   INVESTMENT FIRMS - (3.33%)
       315,099      Julius Baer Holding Ltd., Class B...................................................     68,346,251
     1,489,864      Morgan Stanley......................................................................     59,475,371
     1,299,800      Stilwell Financial, Inc. (changed name to Janus Capital Group
                        Inc. effective 01/02/03)........................................................     16,988,386
                                                                                                         --------------
                                                                                                            144,810,008
                                                                                                         --------------
   LIFE INSURANCE - (0.61%)
       658,000      Principal Financial Group, Inc. ....................................................     19,825,540
       400,000      Sun Life Financial Services of Canada Inc. .........................................      6,820,000
                                                                                                         --------------
                                                                                                             26,645,540
                                                                                                         --------------
   MEDIA - (1.32%)
       997,655      Lagardere S.C.A. ...................................................................     40,499,962
     2,195,400      WPP Group PLC.......................................................................     16,766,439
                                                                                                         --------------
                                                                                                             57,266,401
                                                                                                         --------------
   MULTI-LINE INSURANCE - (4.96%)
     3,724,325      American International Group, Inc. .................................................    215,452,201
                                                                                                         --------------
   PHARMACEUTICAL AND HEALTH CARE - (3.37%)
     1,180,000      Eli Lilly and Co. ..................................................................     74,930,000
       427,600      Merck & Co., Inc. ..................................................................     24,206,436
       822,000      Pfizer Inc. ........................................................................     25,128,540
       533,900      Pharmacia Corp. ....................................................................     22,317,020
                                                                                                         --------------
                                                                                                            146,581,996
                                                                                                         --------------
   PROPERTY/CASUALTY INSURANCE - (5.25%)
         1,755      Berkshire Hathaway Inc., Class A*...................................................    127,676,250
           416      Berkshire Hathaway Inc., Class B*...................................................      1,007,968
       288,400      Chubb Corp. ........................................................................     15,054,480
        20,000      Markel Corp.*.......................................................................      4,110,000
     1,438,200      Progressive Corp. (Ohio)............................................................     71,377,866
       203,241      Travelers Property Casualty Corp., Class A*.........................................      2,977,481
       417,570      Travelers Property Casualty Corp., Class B*.........................................      6,117,401
                                                                                                         --------------
                                                                                                            228,321,446
                                                                                                         --------------
   PUBLISHING - (0.80%)
       483,300      Gannett Co., Inc. ..................................................................     34,700,940
                                                                                                         --------------
   REAL ESTATE - (2.07%)
        77,000      Avalonbay Communities, Inc. ........................................................      3,013,780
                                                                                                         --------------

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED AMERICAN SHARES, INC. - CONTINUED
DECEMBER 31, 2002

                                                                                                              VALUE
SHARES/PRINCIPAL                                 SECURITY                                                    (NOTE 1)
=======================================================================================================================
COMMON STOCK - CONTINUED

   REAL ESTATE - CONTINUED
     1,521,194      Centerpoint Properties Trust (c).................................................... $   86,936,237
                                                                                                         --------------
                                                                                                             89,950,017
                                                                                                         --------------
   REINSURANCE - (1.78%)
     1,158,300      Transatlantic Holdings, Inc. .......................................................     77,258,610
                                                                                                         --------------
   RETAILING - (5.23%)
       492,400      Albertson's, Inc. ..................................................................     10,960,824
     4,732,000      Costco Wholesale Corp.*.............................................................    132,874,560
       450,000      J. C. Penney Co., Inc. .............................................................     10,354,500
     1,340,000      RadioShack Corp. ...................................................................     25,111,600
     2,063,000      Safeway Inc.*.......................................................................     48,191,680
                                                                                                         --------------
                                                                                                            227,493,164
                                                                                                         --------------
   TECHNOLOGY - (3.63%)
     1,317,100      BMC Software, Inc.*.................................................................     22,535,581
     1,428,600      Lexmark International, Inc.*........................................................     86,430,300
       940,000      Microsoft Corp.*....................................................................     48,607,400
                                                                                                         --------------
                                                                                                            157,573,281
                                                                                                         --------------
   TELECOMMUNICATIONS - (0.60%)
     3,634,300      Tellabs, Inc.*......................................................................     26,275,989
                                                                                                         --------------
   TRANSPORTATION - (1.96%)
    1,350,500       United Parcel Service, Inc., Class B................................................     85,189,540
                                                                                                         --------------


                           Total Common Stock - (identified cost $3,811,605,511)........................  3,967,558,072
                                                                                                         --------------

PREFERRED STOCK - (0.11%)
       160,000      Household International, Inc., 8.875%, 2/15/06,
                       Adjustable Conversion-Rate Equity Security,
                       Cum. Conv. Pfd. - (identified cost $4,000,000)...................................      4,929,600
                                                                                                         --------------
CORPORATE BONDS - (0.91%)
$   10,200,000      Level 3 Communications, Inc., 11.00%, 3/15/08 (e)...................................      6,630,000
     4,475,000      Level 3 Communications, Inc., 9.125%, 5/1/08 (e)....................................      2,886,375
       600,000      Level 3 Communications, Inc., 11.25%, 3/15/10 (e)...................................        381,000
     1,500,000      Tyco International Group, SA, 6.25%, 6/15/03 (e)....................................      1,488,942
     6,075,000      Tyco International Group, SA, 4.95%, 8/1/03 (e).....................................      5,984,859
     4,505,000      Tyco International Group, SA, 5.875%, 11/1/04 (e)...................................      4,372,062
     1,500,000      Tyco International Group, SA, 6.375%, 6/15/05 (e)...................................      1,455,966
     5,379,000      Tyco International Group, SA, 6.375%, 2/15/06 (e)...................................      5,221,955
     5,000,000      Tyco International Group, SA, Conv. Notes, Zero Cpn., 2.07%, 2/12/21 (b)(d)(e)......      3,793,750
    10,000,000      Tyco International Ltd., Conv. Notes, Zero Cpn., 2.90%, 11/17/20 (b)(d)(e)..........      7,212,500
                                                                                                         --------------

                           Total Corporate Bonds  - (identified cost $35,299,811).......................     39,427,409
                                                                                                         --------------

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED AMERICAN SHARES, INC. - CONTINUED
DECEMBER 31, 2002

                                                                                                             VALUE
PRINCIPAL                                        SECURITY                                                   (NOTE 1)
=======================================================================================================================
SHORT TERM INVESTMENTS - (7.74%)

$ 336,418,000      Nomura Securities International, Inc. Joint Repurchase Agreement, 1.26%,
                        01/02/03, dated 12/31/02, repurchase value of $336,441,549
                        (collateralized by: U.S. Government obligations in a pooled cash account,
                        total market value $343,146,360) - (identified cost $336,418,000)............  $    336,418,000
                                                                                                       ----------------


                        Total Investments - (100.06%) - (identified cost $4,187,323,322) - (a).......     4,348,333,081
                        Liabilities Less Other Assets - (0.06%)......................................        (2,687,697)
                                                                                                       ----------------
                             Net Assets - (100%).....................................................  $  4,345,645,384
                                                                                                       ================
*Non-Income Producing Security.

(a) Aggregate cost for Federal Income Tax purposes is $4,200,051,043. At
December 31, 2002, unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

                        Unrealized appreciation......................................................  $    812,781,940
                        Unrealized depreciation......................................................      (664,499,902)
                                                                                                       ----------------
                             Net unrealized appreciation ............................................  $    148,282,038
                                                                                                       ================

(b) As of December 31, 2002 zero coupon bonds represented $11,006,250 or 0.25% of the Fund's net assets. Because zero coupon bonds pay no interest, their value is generally more volatile than the value of other debt securities.

(c) Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer and is an affiliate, as defined in the Investment
Company Act of 1940, at or during the year ended December 31, 2002. The aggregate fair value of the securities of affiliated companies held by the Fund as of December 31, 2002 amounts to $86,936,237. Transactions during the period in which the issuers were affiliates are as follows:


                            Shares                 Gross           Gross             Shares                 Dividend
Security                    December 31, 2001      Additions       Reductions        December 31, 2002      Income
--------                    -----------------      ---------       ----------        -----------------      ------
Centerpoint Properties
     Trust                      1,521,194                 -                -             1,521,194         $    13,703

(d)  Zero coupon bonds reflect effective yield on the date of purchase.

(e)  Illiquid security.  See Note 8 of the Notes to Financial Statements.



SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED SPECIAL SHARES, INC.
DECEMBER 31, 2002

                                                                                                              VALUE
SHARES                                           SECURITY                                                    (NOTE 1)
=======================================================================================================================
COMMON STOCK - (95.81%)

   BANKS AND SAVINGS & LOAN ASSOCIATIONS - (3.81%)
        11,800      Bank One Corp. .....................................................................  $     431,290
        25,700      Golden West Financial Corp. ........................................................      1,845,517
                                                                                                          -------------
                                                                                                              2,276,807
                                                                                                          -------------
   BUILDING MATERIALS - (1.90%)
        16,000      American Standard Cos. Inc.*........................................................      1,138,240
                                                                                                          -------------
   CHEMICALS - (3.80%)
        46,700      Sigma-Aldrich Corp. ................................................................      2,269,620
                                                                                                          -------------
   CONSUMER PRODUCTS - (2.16%)
        23,500      Wm. Wrigley Jr. Co. ................................................................      1,289,680
                                                                                                          -------------
   DISTRIBUTORS - (3.34%)
        85,000      Aramark Corp., Class B*.............................................................      1,997,500
                                                                                                          -------------
   DIVERSIFIED - (1.37%)
        20,100      Groupe Bruxelles Lambert S.A. ......................................................        822,286
                                                                                                          -------------
   DIVERSIFIED MANUFACTURING - (2.47%)
        86,400      Tyco International Ltd. ............................................................      1,475,712
                                                                                                          -------------
   ELECTRONICS - (5.76%)
       227,000      Agere Systems Inc., Class A*........................................................        326,880
        92,000      Agilent Technologies, Inc.*.........................................................      1,652,320
        60,800      Applied Materials, Inc.*............................................................        792,224
         9,695      Molex Inc., Class A.................................................................        192,640
        67,500      Taiwan Semiconductor Manufacturing Co. Ltd., ADR*...................................        475,875
                                                                                                          -------------
                                                                                                              3,439,939
                                                                                                          -------------
   ENERGY - (5.05%)
        80,000      Calpine Corp.*......................................................................        260,800
        25,700      EOG Resources, Inc. ................................................................      1,025,944
        78,000      Premcor Inc.*.......................................................................      1,733,940
                                                                                                          -------------
                                                                                                              3,020,684
                                                                                                          -------------
   ENTERTAINMENT - (2.09%)
        96,000      Metro-Goldwyn-Mayer Inc. *..........................................................      1,248,000
                                                                                                          -------------
   FINANCIAL SERVICES - (6.66%)
        50,000      BlackRock, Inc.*....................................................................      1,970,000
        17,400      Dun & Bradstreet Corp.*.............................................................        600,126
        13,000      Household International, Inc. ......................................................        361,530
        30,000      Northern Trust Corp. ...............................................................      1,046,400
                                                                                                          -------------
                                                                                                              3,978,056
                                                                                                          -------------
   FOOD/BEVERAGE & RESTAURANT - (0.69%)
         9,400      Diageo PLC, ADR.....................................................................        411,720
                                                                                                          -------------
   HOTELS & MOTELS - (1.43%)
        26,000      Marriott International, Inc., Class A...............................................        854,620
                                                                                                          -------------

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED SPECIAL SHARES, INC. - CONTINUED
DECEMBER 31, 2002

                                                                                                              VALUE
SHARES                                           SECURITY                                                    (NOTE 1)
=======================================================================================================================
COMMON STOCK - CONTINUED

   INDUSTRIAL - (2.25%)
        36,000      Sealed Air Corp.*...................................................................  $   1,342,800
                                                                                                          -------------
   INFORMATION/INFORMATION PROCESSING - (6.69%)
        72,400      DST Systems, Inc.*..................................................................      2,573,820
        34,400      Equifax Inc. .......................................................................        796,016
        22,437      Paychex, Inc. ......................................................................        626,217
                                                                                                          -------------
                                                                                                              3,996,053
                                                                                                          -------------
   INVESTMENT FIRMS - (1.32%)
           500      Julius Baer Holding Ltd., Class B...................................................        108,452
        52,000      Stilwell Financial, Inc. (changed name to Janus Capital Group
                        Inc. effective 01/02/03)........................................................        679,640
                                                                                                          -------------
                                                                                                                788,092
                                                                                                          -------------
   LIFE INSURANCE - (1.00%)
        19,900      AFLAC Inc. .........................................................................        599,388
                                                                                                          -------------
   MEDIA - (8.38%)
        49,300      Belo Corp., Class A.................................................................      1,051,076
        26,600      Lagardere S.C.A. ...................................................................      1,079,831
        13,300      LIN TV Corp., Class A*..............................................................        323,855
       142,800      TMP Worldwide Inc.*.................................................................      1,613,640
        24,900      WPP Group PLC, ADR..................................................................        938,979
                                                                                                          -------------
                                                                                                              5,007,381
                                                                                                          -------------
   MEDICAL INSTRUMENTS - (2.68%)
        77,000      Apogent Technologies Inc.*..........................................................      1,601,600
                                                                                                          -------------
   PHARMACEUTICAL AND HEALTH CARE - (2.68%)
        52,500      Pfizer Inc. ........................................................................      1,604,925
                                                                                                          -------------
   PROPERTY/CASUALTY INSURANCE - (1.83%)
        22,000      Cincinnati Financial Corp. .........................................................        827,640
         1,300      Markel Corp.*.......................................................................        267,150
                                                                                                          -------------
                                                                                                              1,094,790
                                                                                                          -------------
   RACE TRACKS - (2.78%)
        15,000      International Speedway Corp., Class A...............................................        559,050
        42,700      Speedway Motorsports, Inc. .........................................................      1,100,806
                                                                                                          -------------
                                                                                                              1,659,856
                                                                                                          -------------
   REINSURANCE - (4.87%)
        15,400      Everest Re Group, Ltd. .............................................................        851,620
        30,900      Transatlantic Holdings, Inc. .......................................................      2,061,030
                                                                                                          -------------
                                                                                                              2,912,650
                                                                                                          -------------
   RETAILING - (9.17%)
        28,000      Costco Wholesale Corp.*.............................................................        786,240
        94,000      Duane Reade Inc.*...................................................................      1,598,000
        29,400      Home Depot, Inc. ...................................................................        704,424

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED SPECIAL SHARES, INC. - CONTINUED
DECEMBER 31, 2002

                                                                                                                VALUE
SHARES/PRINCIPAL                                 SECURITY                                                      (NOTE 1)
=======================================================================================================================
COMMON STOCK - CONTINUED

   RETAILING - CONTINUED
       100,000      Tiffany & Co. ......................................................................  $   2,391,000
                                                                                                          -------------
                                                                                                              5,479,664
                                                                                                          -------------
   TECHNOLOGY - (8.18%)
         7,700      Advent Software, Inc.*..............................................................        104,566
        31,400      Apple Computer, Inc.*...............................................................        449,962
        53,000      BMC Software, Inc.*.................................................................        906,830
        10,000      Lexmark International, Inc.*........................................................        605,000
        19,900      Microsoft Corp.*....................................................................      1,029,029
        44,000      SAP AG, ADR.........................................................................        858,000
        92,500      Sun Microsystems, Inc.*.............................................................        286,750
        16,000      Symantec Corp.*.....................................................................        648,000
                                                                                                          -------------
                                                                                                              4,888,137
                                                                                                          -------------
   TELECOMMUNICATIONS - (3.45%)
        65,000      AT&T Wireless Services Inc.*........................................................        367,250
       318,000      Covad Communications Group, Inc.*...................................................        298,920
        20,000      IDT Corp.*..........................................................................        345,800
        77,000      Motorola, Inc. .....................................................................        666,050
        53,000      Tellabs, Inc.*......................................................................        383,190
                                                                                                          -------------
                                                                                                              2,061,210
                                                                                                          -------------

                           Total Common Stock - (identified cost $56,621,097)...........................     57,259,410
                                                                                                          -------------

SHORT TERM INVESTMENTS - (6.37%)

$    3,806,000      Nomura Securities International, Inc. Joint Repurchase Agreement, 1.26%,
                        01/02/03, dated 12/31/02, repurchase value of $3,806,266
                        (collateralized by: U.S. Government obligations in a pooled cash account,
                        total market value $3,882,120) - (identified cost $3,806,000)...................      3,806,000
                                                                                                          -------------

                        Total Investments - (102.18%) - (identified cost $60,427,097) - (a)............      61,065,410
                        Liabilities Less Other Assets - (2.18%).........................................     (1,303,432)
                                                                                                          -------------
                               Net Assets - (100%)......................................................  $  59,761,978
                                                                                                          =============
*Non-Income Producing Security.

(a) Aggregate cost for Federal Income Tax purposes is $60,427,097. At December
31, 2002, unrealized appreciation (depreciation) of securities for Federal
Income Tax purposes is as follows:

                        Unrealized appreciation.........................................................  $   7,365,178
                        Unrealized depreciation.........................................................     (6,726,865)
                                                                                                          -------------
                           Net unrealized appreciation .................................................  $     638,313
                                                                                                          =============

SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED CAPITAL PRESERVATION TRUST -
   SELECTED U.S. GOVERNMENT INCOME FUND
DECEMBER 31, 2002

                                                                                                                VALUE
PRINCIPAL                                        SECURITY                                                      (NOTE 1)
=======================================================================================================================
MORTGAGES - (53.85%)

   FANNIE MAE POOLS - (33.43%)
$       99,137      5.00%, 10/01/17, Pool No. 668039....................................................  $     101,648
       198,431      5.00%, 10/01/17, Pool No. 661813....................................................        203,458
       270,487      5.50%, 10/01/17, Pool No. 669617....................................................        280,600
       132,603      6.50%, 05/01/31, Pool No. 578867....................................................        138,199
       233,437      6.50%, 06/01/31, Pool No. 589340....................................................        243,287
        88,697      7.00%, 09/01/31, Pool No. 618572....................................................         93,307
       255,458      7.00%, 03/01/32, Pool No. 628815....................................................        268,735
       284,905      7.50%, 03/01/32, Pool No. 545546....................................................        302,612
       149,635      6.00%, 10/01/32, Pool No. 667338....................................................        154,927
                                                                                                          -------------
                           Total FANNIE MAE - (identified cost $1,756,395)..............................      1,786,773
                                                                                                          -------------

   FREDDIE MAC POOLS - (20.24%)
       145,356      6.00%, 05/01/16, Pool No. E83357....................................................        152,054
       188,986      5.50%, 07/01/16, Pool No. E84594....................................................        196,406
       194,155      5.00%, 10/01/17, Pool No. E91955....................................................        199,315
       265,164      7.00%, 06/01/32, Pool No. C68162....................................................        278,777
       244,671      6.50%, 07/01/32, Pool No. C68657....................................................        255,226
                                                                                                          -------------
                           Total FREDDIE MAC  - (identified cost $1,069,886)............................      1,081,778
                                                                                                          -------------

   GINNIE MAE POOLS - (0.18%)
         4,079      5.75%, 09/20/23, Pool No. 008299 (b)................................................          4,234
         5,495      5.375%, 01/20/24, Pool No. 008360 (b)..............................................           5,634
                                                                                                          -------------
                           Total GINNIE MAE- (identified cost $8,978)...................................          9,868
                                                                                                          -------------

                           Total Mortgages - (identified cost $2,835,259)...............................      2,878,419
                                                                                                          -------------

U.S. TREASURY BONDS - (4.08%)
       125,000      Interest-Only Strip, 5.86%, 05/15/21 (c)............................................         47,682
       150,000      Interest-Only Strip, 5.92%, 11/15/21 (c)............................................         55,697
       100,000      6.00%, 02/15/26.....................................................................        114,667
                                                                                                          -------------
                           Total U.S. Treasury Bonds - (identified cost $207,357).......................        218,046
                                                                                                          -------------

U.S. TREASURY NOTES - (3.71%)
       175,000      5.50%, 05/15/09 - (identified cost $198,292)........................................        198,658
                                                                                                          -------------

GOVERNMENT AGENCY NOTES - (22.37%)
       100,000      Fannie Mae, 5.25%, 04/15/07.........................................................        109,470
       350,000      Fannie Mae, 5.50%, 03/15/11.........................................................        384,171
       175,000      Fannie Mae, 4.375%, 09/15/12........................................................        175,663

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED CAPITAL PRESERVATION TRUST -
   SELECTED U.S. GOVERNMENT INCOME FUND - CONTINUED
DECEMBER 31, 2002

                                                                                                              VALUE
PRINCIPAL                                        SECURITY                                                    (NOTE 1)
=======================================================================================================================
GOVERNMENT AGENCY NOTES - CONTINUED

$      200,000      Federal Home Loan Bank, 4.875%, 08/15/05............................................  $     214,118
       100,000      Freddie Mac, 5.25%, 01/15/06........................................................        108,569
       200,000      Freddie Mac, 3.50%, 09/15/07........................................................        203,784
                                                                                                          -------------
                           Total Government Agency Notes - (identified cost $1,167,273).................      1,195,775
                                                                                                          -------------

SHORT TERM INVESTMENTS - (14.91%)

       797,000      Nomura Securities International, Inc. Joint Repurchase Agreement, 1.26%,
                        01/02/03, dated 12/31/02, repurchase value of $797,056
                        (collateralized by: U.S. Government obligations in a pooled cash account,
                        total market value $812,940)  - (identified cost $797,000)......................        797,000
                                                                                                          -------------


                        Total Investments - (98.92%) - (identified cost $5,205,181) - (a)...............      5,287,898
                        Other Assets Less Liabilities - (1.08%).........................................         57,773
                                                                                                          -------------
                             Net Assets - (100%)........................................................  $   5,345,671
                                                                                                          =============


(a) Aggregate cost for Federal Income Tax purposes is $5,205,181. At December
31, 2002, unrealized appreciation (depreciation) of securities for Federal
Income Tax purposes is as follows:

                        Unrealized appreciation.........................................................  $      82,717
                        Unrealized depreciation.........................................................          -
                                                                                                          -------------
                             Net unrealized appreciation................................................  $      82,717
                                                                                                          =============

(b) The interest rates on adjustable rate mortgage securities, shown as of December 31, 2002, may change monthly or less frequently and are based on indices of market interest rates.

(c)  Zero coupon bonds reflect effective yield on the date of purchase.

SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED CAPITAL PRESERVATION TRUST -
   SELECTED DAILY GOVERNMENT FUND
DECEMBER 31, 2002

                                                                                                              VALUE
PRINCIPAL                                                                                                    (NOTE 1)
=======================================================================================================================
FANNIE MAE - (11.46%)
$    971,000        1.28%, 01/02/03..................................................................... $      970,966
      75,000        5.73%, 01/06/03.....................................................................         75,040
   4,885,000        6.80%, 01/10/03.....................................................................      4,889,958
     100,000        5.25%, 01/15/03.....................................................................        100,123
   3,093,000        5.75%, 04/15/03.....................................................................      3,123,681
   3,100,000        4.625%, 05/15/03....................................................................      3,137,577
   1,000,000        4.00%, 08/15/03.....................................................................      1,013,455
                                                                                                         --------------

                      Total Fannie Mae - (identified cost $13,310,800) .................................     13,310,800
                                                                                                         --------------

FEDERAL FARM CREDIT BANK - (9.29%)
     500,000        2.30%, 02/03/03.....................................................................        500,388
     150,000        5.00%, 02/03/03.....................................................................        150,464
     150,000        6.05%, 04/21/03.....................................................................        151,867
   5,000,000        1.309%, 10/03/03 (b)................................................................      4,998,681
   5,000,000        1.301%, 11/12/03 (b)................................................................      4,999,568
                                                                                                         --------------

                      Total Federal Farm Credit Bank - (identified cost $10,800,968)....................     10,800,968
                                                                                                         --------------

FEDERAL HOME LOAN BANK - (51.60%)
     275,000        6.215%, 01/07/03....................................................................        275,193
  36,000,000        1.25%, 01/10/03 ....................................................................     35,988,750
   1,000,000        5.125%, 01/13/03....................................................................      1,001,189
     300,000        5.59%, 01/13/03.....................................................................        300,360
      15,000        5.37%, 01/16/03.....................................................................         15,020
     200,000        5.485%, 01/21/03....................................................................        200,434
     240,000        5.50%, 01/21/03.....................................................................        240,433
   2,000,000        5.42%, 01/22/03.....................................................................      2,004,579
     200,000        1.271%, 01/23/03 (b)................................................................        199,993
      50,000        5.58%, 01/30/03.....................................................................         50,149
      20,000        5.65%, 02/06/03.....................................................................         20,075
     300,000        5.00%, 02/14/03.....................................................................        301,090
      35,000        7.00%, 02/14/03.....................................................................         35,198
      50,000        5.65%, 03/03/03.....................................................................         50,325
     500,000        2.30%, 03/07/03.....................................................................        500,891
      25,000        6.025%, 03/13/03....................................................................         25,192
      50,000        5.70%, 03/25/03.....................................................................         50,448
     100,000        5.725%, 03/25/03....................................................................        100,783
     500,000        6.01%, 04/23/03.....................................................................        507,132
     125,000        4.50%, 04/25/03.....................................................................        126,094
      35,000        6.11%, 04/28/03.....................................................................         35,427

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED CAPITAL PRESERVATION TRUST -
   SELECTED DAILY GOVERNMENT FUND   - CONTINUED
DECEMBER 31, 2002

                                                                                                                VALUE
PRINCIPAL                                                                                                      (NOTE 1)
=======================================================================================================================
FEDERAL HOME LOAN BANK - CONTINUED
$     40,000        7.25%, 05/15/03..................................................................... $       40,762
      55,000        6.26%, 06/23/03.....................................................................         56,157
   2,500,000        4.50%, 07/07/03.....................................................................      2,540,469
   1,000,000        1.90%/2.40%, 08/06/03 (c)...........................................................      1,000,000
      50,000        6.875%, 08/15/03....................................................................         51,545
     400,000        5.63%, 09/02/03.....................................................................        409,970
   1,755,000        5.125%, 09/15/03....................................................................      1,795,928
   2,000,000        1.85%, 11/10/03.....................................................................      1,997,828
   5,000,000        1.90%, 11/12/03.....................................................................      5,000,000
   3,000,000        2.00%, 11/14/03.....................................................................      2,999,756
      35,000        5.125%, 11/20/03....................................................................         35,958
   2,000,000        1.95%, 11/21/03.....................................................................      1,999,584
                                                                                                         --------------

                      Total Federal Home Loan Bank - (identified cost $59,956,712)......................     59,956,712
                                                                                                         --------------

FREDDIE MAC - (1.17%)
     350,000        1.30%, 01/02/03 ....................................................................        349,987
     610,000        1.35%, 01/16/03.....................................................................        609,657
      50,000        7.00%, 02/15/03.....................................................................         50,272
     100,000        4.75%, 03/15/03.....................................................................        100,546
     245,000        7.375%, 05/15/03....................................................................        249,976
                                                                                                         --------------

                      Total Freddie Mac - (identified cost $1,360,438)..................................      1,360,438
                                                                                                         --------------

SALLIE MAE - (7.36%)
     145,000        2.25%, 01/03/03.....................................................................        145,003
     800,000        1.237%, 01/16/03 (b)................................................................        799,975
     100,000        1.237%, 03/20/03 (b)................................................................         99,984
   5,000,000        1.247%, 03/25/03 (b)................................................................      4,999,886
   2,500,000        1.657%, 06/25/03 (b)................................................................      2,504,442
                                                                                                         --------------

                      Total Sallie Mae - (identified cost $8,549,290)...................................      8,549,290
                                                                                                         --------------

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED CAPITAL PRESERVATION TRUST -
   SELECTED DAILY GOVERNMENT FUND   - CONTINUED
DECEMBER 31, 2002

                                                                                                              VALUE
PRINCIPAL                                                                                                    (NOTE 1)
=======================================================================================================================
REPURCHASE AGREEMENTS - (18.66%)

$   21,677,000      Nomura Securities International, Inc. Joint Repurchase Agreement  1.26%,
                        01/02/03, dated 12/31/02, repurchase value of $21,678,517
                        (collateralized by: U.S. Government obligations in a pooled cash account,
                        total market value $22,110,540) - (identified cost $21,677,000)................. $   21,677,000
                                                                                                         --------------


                         Total Investments - (99.54%) - (identified cost $115,655,208) - (a)............    115,655,208
                         Other Assets Less Liabilities- (0.46%).........................................        531,292
                                                                                                         --------------
                             Net Assets - (100%)........................................................ $  116,186,500
                                                                                                         ==============

(a) Aggregate cost for Federal Income Tax purposes is $115,655,208.

(b) The interest rates on floating rate securities, shown as of December 31, 2002, may change daily or less frequently and are based on indices of market rates. For purposes of amortized cost valuation, the maturity dates of these securities are considered to be the effective maturities, based on the reset dates of the securities' variable rates.

(c) Represents a step-up bond: a bond that pays one coupon rate for an initial period followed by a higher coupon rate.


SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
At December 31, 2002

================================================================================

                                                                                              U.S.
                                                       SELECTED            SELECTED        GOVERNMENT            DAILY
                                                       AMERICAN             SPECIAL          INCOME           GOVERNMENT
                                                        SHARES              SHARES            FUND               FUND
                                                    ---------------     --------------   --------------     --------------
ASSETS:
   Investments in securities, at value * (see
     accompanying Schedules of Investments)
     Unaffiliated companies......................   $ 4,261,396,844     $   61,065,410   $    5,287,898     $  115,655,208
     Affiliated companies........................        86,936,237              -                -                 -
   Cash..........................................           399,918              2,224            2,774              3,513
   Receivables:
     Dividends and interest......................         8,957,004             33,668           34,867            534,724
     Capital stock sold..........................        12,336,196             83,857           29,782            138,283
     Investment securities sold..................            -                 127,303            -                 -
     Due from adviser............................            -                   -                1,322             -
   Prepaid expenses..............................            29,786              5,298            1,516              4,049
                                                    ---------------     --------------   --------------     --------------
         Total assets............................     4,370,055,985         61,317,760        5,358,159        116,335,777
                                                    ---------------     --------------   --------------     --------------
LIABILITIES:
   Payables:
     Capital stock reacquired....................        12,737,117            449,724               77             16,736
     Investment securities purchased.............         6,990,622          1,013,762            -                 -
   Accrued expenses..............................         4,682,862             92,296            6,026             80,914
   Distributions payable.........................            -                   -                6,385             51,627
                                                    ---------------     --------------   --------------     --------------
         Total liabilities.......................        24,410,601          1,555,782           12,488            149,277
                                                    ---------------     --------------   --------------     --------------

NET ASSETS ......................................   $ 4,345,645,384     $   59,761,978   $    5,345,671     $  116,186,500
                                                    ===============     ==============   ==============     ==============

SHARES OUTSTANDING (NOTE 5)......................       170,361,311          6,940,370          589,112        116,186,500
                                                    ===============     ==============   ==============     ==============

NET ASSET VALUE, offering and
     redemption price per share (Net
     Assets (divided by) Shares Outstanding).....       $     25.51         $     8.61       $     9.07         $     1.00
                                                        ===========         ==========       ==========         ==========

NET ASSETS CONSIST OF:
   Par value of shares of capital stock..........   $   212,951,639     $    1,735,093   $       58,911     $   11,618,650
   Additional paid-in capital....................     4,353,707,939         58,963,583        5,211,872        104,567,850
   Overdistributed net investment income.........        (4,212,445)           (14,940)            (146)            -
   Accumulated net realized losses from
     investments and foreign currency
     transactions................................      (377,859,481)        (1,560,454)          (7,683)            -
   Net unrealized appreciation on investments
     and foreign currency transactions...........       161,057,732            638,696           82,717             -
                                                    ---------------     --------------   --------------     --------------

                                                    $ 4,345,645,384     $   59,761,978   $    5,345,671     $  116,186,500
                                                    ===============     ==============   ==============     ==============

* Including repurchase agreements of $336,418,000, $3,806,000, $797,000 and $21,677,000 for Selected American Shares, Selected Special Shares, Selected U.S. Government Income Fund and Selected Daily Government Fund, respectively, and cost of $60,427,097, $5,205,181 and $115,655,208 for Selected Special Shares,
Selected U.S. Government Income Fund and Selected Daily Government Fund, respectively. For Selected American Shares, the cost for Unaffiliated and Affiliated companies is $4,155,613,897 and $31,709,425, respectively.

SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
STATEMENTS OF OPERATIONS
For the year ended December 31, 2002

================================================================================

                                                                                                 U.S.
                                                         SELECTED            SELECTED         GOVERNMENT         DAILY
                                                         AMERICAN             SPECIAL           INCOME         GOVERNMENT
                                                          SHARES              SHARES             FUND             FUND
                                                      ---------------    ---------------   ---------------    ------------
INVESTMENT INCOME (LOSS):
Income:
   Dividends
     Unaffiliated companies*......................    $    65,087,180    $       419,907   $       -          $      -
     Affiliated companies.........................             13,703            -                 -                 -
   Interest.......................................          9,658,297             50,999           227,625       2,235,186
   Security lending fees..........................             67,251            -                 -                 -
                                                      ---------------    ---------------   ---------------    ------------
       Total income...............................         74,826,431            470,906           227,625       2,235,186
                                                      ---------------    ---------------   ---------------    ------------
Expenses:
   Management fees (Note 2).......................         27,266,379            463,622            13,627         339,547
   Custodian fees.................................            766,902             21,217            11,412          19,860
   Transfer agent fees............................          4,130,349             96,041            11,868          51,126
   Audit fees.....................................             45,600             14,400             7,200          12,000
   Legal fees.....................................             64,286              4,262               154           3,820
   Reports to shareholders........................            854,140             10,832             1,171          13,153
   Directors' fees and expenses...................            275,116              2,776               271           7,435
   Registration and filing fees...................            165,717             21,598            11,966          22,138
   Miscellaneous..................................             53,135              7,668             6,866           6,596
   Payments under distribution plan (Note 3)......         12,185,899            167,082            11,356         282,956
                                                      ---------------    ---------------   ---------------    ------------
       Total expenses.............................         45,807,523            809,498            75,891         758,631
       Expenses paid indirectly (Note 6)..........           (513,497)               (41)              (38)            (55)
       Reimbursement/waiver of expenses by
         adviser (Note 2).........................             -                 (29,208)          (16,860)          -
                                                      ---------------    ---------------   ---------------    ------------
       Net expenses...............................         45,294,026            780,249            58,993         758,576
                                                      ---------------    ---------------   ---------------    ------------
       Net investment income (loss)...............         29,532,405           (309,343)          168,632       1,476,610
                                                      ---------------    ---------------   ---------------    ------------

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:

   Net realized gain (loss) from:
     Investment transactions......................       (308,176,697)        (1,560,451)          129,053           -
     Foreign currency transactions................           (226,831)            (7,212)          -                 -
   Net increase (decrease) in unrealized
     appreciation of investments
     during the period............................       (658,252,830)       (11,458,544)           15,448           -
                                                      ---------------    ---------------   ---------------    ------------
   Net realized and unrealized gain (loss) on
     investments and foreign currency.............       (966,656,358)       (13,026,207)          144,501           -
                                                      ---------------    ---------------   ---------------    ------------
     Net increase (decrease) in net assets
       resulting from operations..................    $  (937,123,953)   $   (13,335,550)  $       313,133    $  1,476,610
                                                      ===============    ===============   ===============    ============

   * Net of foreign taxes withheld as follows.....    $       813,853      $       3,723           -                 -

SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
For the year ended December 31, 2002

================================================================================

                                                                                               U.S.
                                                        SELECTED          SELECTED          GOVERNMENT             DAILY
                                                        AMERICAN           SPECIAL            INCOME            GOVERNMENT
                                                         SHARES            SHARES              FUND                FUND
                                                    ---------------    ---------------    ---------------    ---------------
OPERATIONS:
       Net investment income (loss) .............   $    29,532,405    $      (309,343)   $       168,632    $     1,476,610
       Net realized gain (loss) from
           investments and foreign currency
           transactions .........................      (308,403,528)        (1,567,663)           129,053                -
       Net increase (decrease) in unrealized
           appreciation of investments ..........      (658,252,830)       (11,458,544)            15,448                -
                                                    ---------------    ---------------    ---------------    ---------------
       Net increase (decrease) in net
           assets resulting from operations .....      (937,123,953)       (13,335,550)           313,133          1,476,610

DIVIDENDS AND DISTRIBUTIONS
       TO SHAREHOLDERS FROM:
       Net investment income ....................       (32,858,762)               -             (168,632)        (1,476,610)
       Realized gains from investment
           transactions .........................               -             (301,935)           (49,411)               -
       Return of capital ........................        (1,389,403)               -                  -                  -

CAPITAL SHARE TRANSACTIONS
       (NOTE 5) .................................      (247,964,073)           307,866          1,273,794          3,806,489
                                                    ---------------    ---------------    ---------------    ---------------

Total increase (decrease) in net assets .........    (1,219,336,191)       (13,329,619)         1,368,884          3,806,489

NET ASSETS:
       Beginning of year ........................     5,564,981,575         73,091,597          3,976,787        112,380,011
                                                    ---------------    ---------------    ---------------    ---------------
       End of year (including overdistributed net
           investment income of $4,212,445,
           $14,940 and $146 for Selected American
           Shares, Selected Special Shares and
           Selected U.S. Government Income Fund,
           respectively).........................   $ 4,345,645,384    $    59,761,978    $     5,345,671    $   116,186,500
                                                    ===============    ===============    ===============    ===============

SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
For the year ended December 31, 2001

================================================================================

                                                                                                    U.S.
                                                                 SELECTED        SELECTED        GOVERNMENT           DAILY
                                                                 AMERICAN         SPECIAL          INCOME          GOVERNMENT
                                                                  SHARES          SHARES            FUND              FUND
                                                             ---------------  ---------------  ---------------  ---------------
OPERATIONS:
       Net investment income (loss)........................ $    25,333,202   $      (159,853) $       167,703  $     4,333,753
       Net realized gain (loss) from
           investments and foreign currency
           transactions ...................................     (70,228,446)        4,132,004           68,192              -
       Net decrease in unrealized
           appreciation of investments ....................    (649,228,458)      (16,925,020)         (30,897)             -
                                                            ---------------   ---------------  ---------------  ---------------
       Net increase (decrease) in net
           assets resulting from operations ...............    (694,123,702)      (12,952,869)         204,998        4,333,753

DIVIDENDS AND DISTRIBUTIONS
       TO SHAREHOLDERS FROM:
       Net investment income ..............................     (25,012,866)              -           (167,703)      (4,333,753)
       Realized gains from investment
            transactions ..................................     (41,713,358)       (8,234,942)             -                -
       Distribution in excess of net
            investment income .............................        (908,709)              -                -                -

CAPITAL SHARE TRANSACTIONS
       (NOTE 5) ...........................................     619,753,050          (942,424)         211,429      (17,746,087)
                                                            ---------------   ---------------  ---------------  ---------------

Total increase (decrease) in net assets ...................    (142,005,585)      (22,130,235)         248,724      (17,746,087)

NET ASSETS:
       Beginning of year ..................................   5,706,987,160        95,221,832        3,728,063      130,126,098
                                                            ---------------   ---------------  ---------------  ---------------
       End of year (including undistributed net
            investment loss of $659,325 and $17,080
            for Selected American Shares and Selected
            Special Shares, respectively) ................. $ 5,564,981,575   $    73,091,597  $     3,976,787  $   112,380,011
                                                            ===============   ===============  ===============  ===============


SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
NOTES TO FINANCIAL STATEMENTS
December 31, 2002

================================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       The Selected Funds (the Funds) consist of Selected American Shares, Inc., (American Shares, Inc.), Selected Special Shares, Inc., (Special Shares, Inc.), and the Selected Capital Preservation Trust (the Trust). The Trust operates as a series fund, consisting of the U.S. Government Income Fund and Daily Government Fund. The Funds and Trust are registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. The Trust accounts separately for the assets, liabilities and operations of each series. The following is a summary of significant accounting policies followed by the Funds in the preparation of financial statements.

       American Shares, Inc. and Special Shares, Inc. are diversified, professionally managed stock-oriented funds.

       Selected U.S. Government Income Fund (U.S. Government Income) seeks to obtain current income consistent with preservation of capital by investing primarily in debt obligations of the U.S. Government, its agencies or instrumentalities.

       Selected Daily Government Fund (Daily Government) seeks to provide a high level of current income from short-term money market securities consistent with prudent investment management, preservation of capital and maintenance of liquidity. It invests in U.S. Government Securities and repurchase agreements in respect thereto.

       An investment in any of the Funds, as with any mutual fund, includes risks that vary depending upon the fund's investment objectives and policies. There is no assurance that the investment objective of any fund will be achieved. A fund's return and net asset value will fluctuate, although Daily Government seeks to maintain a net asset value of $1.00 per share.

A. VALUATION OF SECURITIES - Securities listed on national securities exchanges are valued at the last reported sales price on the day of valuation. Securities traded in the over the counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Securities for which market quotations are not readily available are valued at fair value as determined by the Boards of Directors/Trustees. The Daily Government Fund uses the amortized cost method of valuing investment securities, which represents fair value as determined by the Board of Trustees. These valuation procedures are reviewed and subject to approval by the Board of Directors/Trustees.

B. MASTER REPURCHASE AGREEMENTS - The Funds, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

C. CURRENCY TRANSLATION - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. dollar based upon the mean between the bid and offered quotations of the currencies against U.S. dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

SELECTED FUNDS
NOTES TO FINANCIAL STATEMENTS - (Continued)
December 31, 2002

================================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (Continued)

D. FOREIGN CURRENCY - The Funds may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the forward currency contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Funds to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

       Reported net realized foreign exchange gains or losses arise from the sales and maturities of investments, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Funds include foreign currency gains and losses realized on the sale of investments together with market gains and losses on such investments in the statement of operations.

E. FEDERAL INCOME TAXES - It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for federal income or excise tax is required. At December 31, 2002, Selected American Shares had approximately $368,687,000 of capital loss carryovers and post October losses available to offset future capital gains, if any, which expire between 2009 and 2011. At December 31, 2002, Selected Special Shares had approximately $1,560,000 of capital loss carryovers and post October losses available to offset future capital gains, if any, which expire between 2010 and 2011. At December 31, 2002, Selected U.S. Government Income Fund had approximately $7,682 of post October losses available to offset future capital gains, if any, which expire in 2011.

F. USE OF ESTIMATES IN FINANCIAL STATEMENTS - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

G. SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

H. DIRECTORS/TRUSTEES FEES AND EXPENSES - The Funds have adopted a non-funded deferred compensation plan for independent Directors/Trustees that enables Directors/Trustees to elect to defer receipt of all or a portion of annual fees they are entitled to receive. The value of an eligible Director's/Trustee's deferral account is based upon years of service and fees paid to each Director/Trustee during the years of service. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Director/Trustee in shares of one or more Selected Funds selected by the Director/Trustee. The amount paid to the Director/Trustee under the plan will be determined based upon the performance of the Selected Funds. Deferral of Director/Trustees' fees under the plan will not affect the net assets of the Funds, and will not materially affect the Fund's assets, liabilities, or net income per share.

SELECTED FUNDS
NOTES TO FINANCIAL STATEMENTS - (Continued)
December 31, 2002

================================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (Continued)

       During the year ended December 31, 2002, for Selected American Shares, Selected Special Shares, Selected U.S. Government Income and Selected Daily Government credits (debits) of $72,137, $(325), $(66) and $(1,292), respectively were made for these obligations, resulting in an accumulated liability of $657,402, $13,431, $385 and $7,101, respectively.

I. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses) and net unrealized appreciation (depreciation) of investments may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and the tax deferral of losses on "wash sale" transactions. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Funds. The Funds adjust the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 2002, for Selected American Shares, amounts have been reclassified to reflect an increase in undistributed net investment loss of $226,763, a decrease in accumulated net realized loss of $226,831 and a decrease in additional paid in capital of $68; for Selected Special Shares, amounts have been reclassified to reflect a decrease in undistributed net investment loss of $311,483, a decrease in accumulated net realized loss of $14,033, and a decrease to additional paid in capital of $325,516; for Selected U.S. Government Income Fund, amounts have been reclassified to reflect a decrease in undistributed net investment income of $146 and a corresponding decrease to accumulated realized loss.


The tax character of distributions paid during the years ended December 31, 2002 and 2001, was as follows:


                                                                    Long-Term       Return of
                                                Ordinary Income    Capital Gain      Capital          Total
                                                ---------------  ---------------  -------------   -------------
Selected American Shares
    2002......................................   $  32,858,762   $       -        $   1,389,403   $  34,248,165
    2001......................................      25,921,575      41,713,358            -          67,634,933

Selected Special Shares
    2002......................................           -             301,935            -             301,935
    2001......................................           -           8,234,942            -           8,234,942

Selected U.S. Government Income Fund
    2002......................................         168,632          49,411            -             218,043
    2001......................................         167,703           -                -             167,703

Selected Daily Government Fund
    2002......................................       1,476,610           -                -           1,476,610
    2001......................................       4,333,753           -                -           4,333,753

SELECTED FUNDS
NOTES TO FINANCIAL STATEMENTS - (Continued)
December 31, 2002

================================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (Continued)

As of December 31, 2002 the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                                                                             U.S.
                                                       SELECTED          SELECTED         GOVERNMENT
                                                       AMERICAN           SPECIAL           INCOME
                                                        SHARES            SHARES             FUND
                                                    ---------------    --------------    --------------
   Undistributed net investment income...........   $         -        $       -         $          239
   Accumulated net realized losses from
     investments and foreign currency
     transactions................................      (364,093,632)         (429,797)             -
   Net unrealized appreciation on investments....       148,282,038           638,313            82,717
                                                    ---------------    --------------    --------------

     Total.......................................   $  (215,811,594)   $      208,516    $       82,956
                                                    ===============    ==============    ==============

NOTE 2 - INVESTMENT ADVISORY FEES

       Advisory fees are paid monthly to Davis Selected Advisers, L.P. (the "Adviser"), the Fund's investment adviser. The rate for Selected American Shares is 0.65% on the first $500 million of average net assets, 0.60% of the average net assets on the next $500 million, 0.55% of the average net assets on the next $2 billion, 0.54% of the average net assets on the next $1 billion, 0.53% of the average net assets on the next $1 billion, 0.52% of the average net assets on the next $1 billion, 0.51% of the average net assets on the next $1 billion and 0.50% of the average net assets in excess of $7 billion. The rate for Special Shares, Inc. is 0.70% on the first $50 million of average net assets, 0.675% on the next $100 million, 0.65% on the next $100 million and 0.60% of average net assets in excess of $250 million. The Adviser agreed to temporarily reduce the advisory fee from June 1, 2001 through December 31, 2002 to a maximum of 0.65% on the first $250 million of average net assets and 0.60% of average net assets in excess of $250 million. The reduction in advisory fee for Special Shares amounted to $29,208 for the year ended December 31, 2002. Advisory fees paid during the year December 31, 2002, approximated 0.56% and 0.65% of average net assets for American Shares and Special Shares, respectively. The rate for both the U.S. Government Income Fund and the Daily Government Fund is 0.30% of average net assets.

       State Street Bank and Trust Company ("State Street Bank") is the Funds' primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee paid to the Adviser for the year ended December 31, 2002 was $194,432, $12,203, $895 and $4,408 for American Shares, Inc., Special Shares, Inc., U.S. Government Income and Daily Government Funds, respectively. Certain Directors/Trustees and officers of the Funds are also Directors/Trustees and officers of the general partner of the Adviser.

       The Adviser has voluntarily agreed to waive certain expenses incurred in the current fiscal year which exceed 1.30% of average net assets for U.S. Government Income Fund. During the year ended December 31, 2002, the Adviser voluntarily agreed to waive $ 16,860 in expenses for U.S. Government Income Fund. This undertaking may be amended or withdrawn at any time.

       Davis Selected Advisers - NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Funds. The Funds pay no fees directly to DSA-NY.

NOTE 3 - DISTRIBUTION

       For services under the distribution agreement, the Funds pay a fee of 0.25% of average daily net assets. For year ended December 31, 2002, American Shares, Inc., Special Shares, Inc., U.S. Government Income and Daily Government Funds incurred distribution services fees totaling $12,185,899, $167,082, $11,356 and $282,956, respectively.

SELECTED FUNDS
NOTES TO FINANCIAL STATEMENTS - (Continued)
December 31, 2002

================================================================================

NOTE 4 - PURCHASES AND SALES OF SECURITIES

       Purchases and sales of investment securities (excluding short-term securities) during the year ended December 31, 2002 were as follows:

                                 AMERICAN           SPECIAL     U.S. GOVERNMENT
                                SHARES, INC.      SHARES, INC.       INCOME
                               --------------     -----------      ----------
Cost of purchases............. $  843,293,714     $29,981,944      $7,051,960
Proceeds of sales............. $1,124,476,019     $31,909,632      $5,039,375

NOTE 5 - CAPITAL STOCK

       At December 31, 2002, there were 300 million shares of capital stock of American Shares, Inc. ($1.25 par value per share) authorized. At December 31, 2002, there were 50 million shares of capital stock of Special Shares, Inc. ($0.25 par value per share) authorized. At December 31, 2002, there were unlimited shares of capital stock of Selected Capital Preservation Trust ($0.10 par value per share) authorized. Transactions in capital stock were as follows:

                                                                                  YEAR ENDED
                                                                                DECEMBER 31, 2002
                                                   ------------------------------------------------------------------------
                                                       AMERICAN           SPECIAL              U.S.
                                                        SHARES            SHARES            GOVERNMENT          DAILY
                                                         INC.               INC.              INCOME          GOVERNMENT
                                                   ---------------    ---------------    ---------------    ---------------
Shares sold ....................................        37,405,530          2,426,855            375,506         14,742,743
Shares issued in reinvestment of distributions .         1,234,100             30,503             21,723          1,507,431
                                                   ---------------    ---------------    ---------------    ---------------
                                                        38,639,630          2,457,358            397,229         16,250,174
Shares redeemed ................................       (47,855,930)        (2,481,408)          (256,805)       (12,443,685)
                                                   ---------------    ---------------    ---------------    ---------------
            Net increase (decrease) ............        (9,216,300)           (24,050)           140,424          3,806,489
                                                   ===============    ===============    ===============    ===============

Proceeds from shares sold ......................     1,036,812,994    $    23,340,084    $     3,375,643    $    14,742,743
Proceeds from shares issued in                                   1
       reinvestment of distributions ...........        32,656,579            280,018            195,087          1,507,431
                                                   ---------------    ---------------    ---------------    ---------------
                                                     1,069,469,573         23,620,102          3,570,730         16,250,174
Cost of shares redeemed ........................    (1,317,433,646)       (23,312,236)        (2,296,936)       (12,443,685)
                                                   ---------------    ---------------    ---------------    ---------------
           Net increase (decrease) .............   $  (247,964,073)   $       307,866    $     1,273,794    $     3,806,489
                                                   ===============    ===============    ===============    ===============

                                                                                  YEAR ENDED
                                                                                DECEMBER 31, 2001
                                                   ------------------------------------------------------------------------
                                                       AMERICAN           SPECIAL              U.S.
                                                        SHARES            SHARES            GOVERNMENT          DAILY
                                                         INC.               INC.              INCOME          GOVERNMENT
                                                   ---------------    ---------------    ---------------    ---------------
Shares sold ....................................        55,518,263          3,430,572             75,932         13,406,974
Shares issued in reinvestment of distributions .         2,156,102            700,109             16,215          4,519,037
                                                   ---------------    ---------------    ---------------    ---------------
                                                        57,674,365          4,130,681             92,147         17,926,011
Shares redeemed ................................       (39,635,892)        (4,128,372)           (68,790)       (35,672,098)
                                                   ---------------    ---------------    ---------------    ---------------
            Net increase (decrease) ............        18,038,473              2,309             23,357        (17,746,087)
                                                   ===============    ===============    ===============    ===============

Proceeds from shares sold ......................   $ 1,789,519,719    $    40,663,770    $       675,802    $    13,406,974
Proceeds from shares issued in
       reinvestment of distributions ...........        65,239,683          7,581,353            143,189          4,519,037
                                                   ---------------    ---------------    ---------------    ---------------
                                                     1,854,759,402         48,245,123            818,991         17,926,011
Cost of shares redeemed ........................    (1,235,006,352)       (49,187,547)          (607,562)       (35,672,098)
                                                   ---------------    ---------------    ---------------    ---------------
           Net increase (decrease) .............   $   619,753,050    $      (942,424)   $       211,429    $   (17,746,087)
                                                   ===============    ===============    ===============    ===============

SELECTED FUNDS
NOTES TO FINANCIAL STATEMENTS - (Continued)
December 31, 2002

================================================================================

Note 6 - EXPENSES PAID INDIRECTLY

       Under an agreement with the custodian bank, each Fund's custodian fees are reduced for earnings on cash balances maintained at the custodian by the Funds. During the year ended December 31, 2002, such reductions amounted to $1,799, $41, $38 and $55 for American Shares, Inc., Special Shares, Inc., U.S. Government Income and Daily Government, respectively.

       Selected American Shares has entered into agreements with certain brokers whereby the Fund's operating expenses are reduced by a portion of the commissions paid to such brokers. During the year ended December 31, 2002 the reduction amounted to $511,698.

Note 7 - SECURITIES LOANED

       American Shares, Inc. (the "Fund") has entered into a securities lending arrangement with UBS PaineWebber, Inc. Under the terms of the agreement, the Fund receives fee income from lending transactions; in exchange for such fees, UBS PaineWebber, Inc. is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal to the value of the securities loaned. Cash collateral is invested by the Adviser in money market instruments. As of December 31, 2002, the Fund did not have any loaned securities. The Fund bears the risk of any deficiency in the amount of the collateral available for return to a borrower due to a loss in an approved investment.

SELECTED FUNDS
NOTES TO FINANCIAL STATEMENTS - (Continued)
December 31, 2002

================================================================================

NOTE 8 - ILLIQUID SECURITIES

       Securities may be considered illiquid if they lack a readily available market or if valuation has not changed for a certain period of time. The aggregate value of illiquid securities in Selected American Shares was $39,427,409, or 0.91% of the Fund's net assets as of December 31, 2002. Information concerning illiquid securities is as follows:

                                                                                                Valuation per Unit
                                                    Acquisition                                 as of December 31,
Fund                Security                            Date        Shares/Par    Cost per Unit        2002
----                --------                            ----        ----------    ------------- ------------------
Selected American   Level 3 Communications, Inc.,
                    11.00%, 3/15/08                    7/11/02      10,200,000       $61.17          $65.00

Selected American   Level 3 Communications, Inc.,
                    9.125%, 5/1/08                     7/12/02       4,475,000       $61.11          $64.50

Selected American   Level 3 Communications, Inc.,
                    11.25%, 3/15/10                    7/23/02         600,000       $59.99          $63.50

Selected American   Tyco International Group, SA,
                    6.25%, 6/15/03                      6/7/02       1,500,000       $95.19          $99.26

Selected American   Tyco International Group, SA,
                    4.95%, 8/1/03                       2/8/02       6,075,000       $95.04          $98.52

Selected American   Tyco International Group, SA,
                    5.875%, 11/1/04                     6/7/02       4,505,000       $85.73          $97.05

Selected American   Tyco International Group, SA,
                    6.375%, 6/15/05                     6/7/02       1,500,000       $82.83          $97.06

Selected American   Tyco International Group, SA,
                    6.375%, 2/15/06                    7/22/02       5,379,000       $79.05          $97.08

Selected American   Tyco International Group, SA,
                    Conv. Notes, Zero Cpn.,
                    2.07%, 2/12/21                      6/7/02       5,000,000       $68.75          $75.88

Selected American   Tyco International Ltd., Conv.
                    Notes, Zero Cpn., 2.90%,
                    11/17/20                            6/7/02      10,000,000       $59.70          $72.13

SELECTED FUNDS
FINANCIAL HIGHLIGHTS
SELECTED AMERICAN SHARES, INC.

================================================================================

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

                                                                      YEAR ENDED DECEMBER 31,
                                                 ------------------------------------------------------------------
                                                   2002        2001           2000           1999           1998
                                                   ----        ----           ----           ----           ----
Net Asset Value, Beginning of Period....       $    30.99   $    35.33    $    35.80     $    31.16      $    27.18
                                               ----------   ----------    ----------     ----------      ----------

Income (Loss) From Investment Operations
 Net Investment Income..................              .17          .14           .15            .15             .15
 Net Realized and Unrealized
    Gains (Losses)......................            (5.45)       (4.10)         2.98           6.08            4.24
                                               ----------   ----------    ----------     ----------      ----------
    Total From Investment Operations....            (5.28)       (3.96)         3.13           6.23            4.39

Dividends and  Distributions
 Dividends from Net Investment Income...             (.17)        (.14)         (.14)          (.15)           (.15)
 Distributions from Realized Gains......             -            (.24)        (3.46)         (1.44)           (.26)
 Dividends in Excess of Net
    Investment Income...................             -             -(4)          -              -               -
 Return of Capital......................             (.03)         -             -              -               -
                                               ----------   ----------    ----------     ----------      ----------
    Total Dividends and Distributions...             (.20)        (.38)        (3.60)         (1.59)           (.41)
                                               ----------   ----------    ----------     ----------      ----------

Net Asset Value, End of Period..........       $    25.51   $    30.99    $    35.33     $    35.80      $    31.16
                                               ==========   ==========    ==========     ==========      ==========

Total Return(1).........................         (17.06)%     (11.17)%         9.33%         20.32%          16.27%

Ratios/Supplemental Data
 Net Assets, End of Period
    (000,000 omitted)...................           $4,346       $5,565        $5,707         $3,704          $2,906
 Ratio of Expenses to Average Net Assets            .94%(3)      .94%(3)        .92%           .93%            .94%
 Ratio of Net Investment Income to
    Average Net Assets..................             .61%         .45%          .52%           .24%            .52%
 Portfolio Turnover Rate(2).............              19%          20%           22%            21%             20%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3) Ratio of expenses to average net assets after the reduction of expenses paid indirectly .93% for 2002 and 2001.

(4)    Less than $0.005 per share.


SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
FINANCIAL HIGHLIGHTS
SELECTED SPECIAL SHARES, INC.

================================================================================

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

                                                                      YEAR ENDED DECEMBER 31,
                                               -----------------------------------------------------------------
                                                  2002        2001           2000         1999           1998
                                                  ----        ----           ----         ----           ----
Net Asset Value, Beginning of Period.....     $    10.50   $    13.68     $    16.17   $    14.76     $    13.03
                                              ----------   ----------     ----------   ----------     ----------

Income (Loss) From Investment Operations
 Net Investment Loss.....................           (.04)        (.02)           -           (.09)          (.08)
 Net Realized and Unrealized
      Gains (Losses).....................          (1.81)       (1.95)          (.25)        2.47           3.14
                                              ----------   ----------     ----------   ----------     ----------
    Total From Investment Operations.....          (1.85)       (1.97)          (.25)        2.38           3.06

Dividends and Distributions
 Distributions from Realized Gains.......          (0.04)       (1.21)         (2.24)        (.97)         (1.33)
 Return of Capital.......................             -            -              -            -(1)         -
                                              ----------   ----------     ----------   ----------     ----------

    Total Dividends and Distributions....          (0.04)       (1.21)         (2.24)        (.97)         (1.33)
                                              ----------   ----------     ----------   ----------     ----------

Net Asset Value, End of Period...........     $     8.61   $    10.50     $    13.68   $    16.17     $    14.76
                                              ==========   ==========     ==========   ==========     ==========
Total Return(2)..........................       (17.62)%     (14.41)%        (1.10)%       16.83%          24.52%

Ratios/Supplemental Data
 Net Assets, End of Period (000 omitted).        $59,762      $73,092        $95,222     $107,592        $94,644
 Ratio of Expenses to Average Net Assets.          1.17%(4)     1.15%(4)       1.15%        1.17%           1.26%(3)
 Ratio of Net Investment Loss to
    Average Net Assets ..................         (.46)%       (.20)%         (.25)%       (.59)%          (.58)%
 Portfolio Turnover Rate(5)..............            46%         117%            35%          44%             41%

(1)    Less than $0.005 per share.


(2) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.

(3) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 1.25% for 1998.

(4) Had the Adviser not absorbed certain expenses, the ratio of expenses to average net assets for 2002 and 2001 would have been 1.21% and 1.18%, respectively.

(5) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.



SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
FINANCIAL HIGHLIGHTS
SELECTED U.S. GOVERNMENT INCOME FUND

================================================================================

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

                                                                       YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------------------
                                               2002           2001           2000           1999          1998
                                               ----           ----           ----           ----          ----

Net Asset Value, Beginning of Period....    $      8.86     $      8.77   $      8.37    $      9.04   $     9.01
                                            -----------     -----------   -----------    -----------   ----------

Income (Loss) From Investment Operations
  Net Investment Income.................            .34             .40           .44            .45          .47
  Net Realized and Unrealized
      Gains (Losses)....................            .30             .09           .40           (.62)         .06
                                            ------------    ------------  ------------   -----------   ----------
    Total From Investment Operations....            .64             .49           .84           (.17)         .53

Dividends and Distributions
 Dividends from Net Investment Income...           (.34)           (.40)         (.44)          (.45)        (.47)
 Distributions from Realized Gains......           (.09)           -             -              (.05)        (.03)
                                            -----------     -----------   -----------    -----------   ----------
    Total Dividends and Distributions...           (.43)           (.40)         (.44)          (.50)        (.50)
                                            -----------     -----------   -----------    -----------   ----------

Net Asset Value, End of Period..........    $      9.07     $      8.86   $      8.77    $      8.37   $     9.04
                                            ===========     ===========   ===========    ===========   ==========

Total Return(1).........................         7.32%           5.71%        10.37%        (1.97)%         5.90%

Ratios/Supplemental Data
 Net Assets, End of Period (000 omitted)        $5,346          $3,977        $3,728         $4,413        $6,237
 Ratio of Expenses to Average Net Assets         1.30%(2)        1.30%(2)      1.21%(2)       1.28%(2)    1.52%(2,3)
 Ratio of Net Investment Income to
    Average Net Assets..................         3.71%           4.49%         5.21%           5.15%        5.17%
 Portfolio Turnover Rate(4).............          126%             67%           85%            134%          36%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.

(2) Had the Adviser not absorbed certain expenses, the ratio of expenses to average net assets for 2002, 2001, 2000, 1999, and 1998 would have been 1.67%, 1.84%, 2.04%, 1.61%, and 1.62%, respectively.

(3) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 1.50% for 1998.

(4) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.





SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
FINANCIAL HIGHLIGHTS
SELECTED DAILY GOVERNMENT FUND

================================================================================

The following financial information represents selected data for each share of capital stock outstanding throughout each period:


                                                                   YEAR ENDED DECEMBER 31,
                                               ---------------------------------------------------------------
                                                2002          2001         2000          1999          1998
                                                ----          ----         ----          ----          ----
Net Asset Value, Beginning of Period....      $    1.000    $    1.000   $    1.000   $    1.000    $    1.000
                                              ----------    ----------   ----------   ----------    ----------

Income From Investment Operations
 Net Investment Income..................            .013          .037         .056         .044          .047

Dividends and Distributions
 Dividends from Net Investment Income...           (.013)        (.037)       (.056)       (.044)        (.047)
                                              ----------    ----------   ----------   ----------    ----------

Net Asset Value, End of Period..........      $    1.000    $    1.000   $    1.000   $    1.000    $    1.000
                                              ==========    ==========   ==========   ==========    ==========

Total Return(1).........................           1.32%         3.73%        5.80%        4.48%         4.85%

Ratios/Supplemental Data
  Net Assets, End of Period (000 omitted)     $  116,187    $  112,380   $  130,126   $  131,342    $  126,203
  Ratio of Expenses to Average Net Assets           .67%          .66%         .67%         .68%          .71%
  Ratio of Net Investment Income
    to Average Net Assets...............           1.30%         3.73%        5.68%        4.44%         4.74%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.

SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
INDEPENDENT AUDITORS' REPORT

================================================================================

To the Shareholders and Board of Directors/Trustees of Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust:

       We have audited the accompanying statements of assets and liabilities of Selected American Shares, Inc., Selected Special Shares, Inc., U.S. Government Income Fund (a series of Selected Capital Preservation Trust) and Daily Government Fund (a series of Selected Capital Preservation Trust), including the schedules of investments, as of December 31, 2002 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

       We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Selected American Shares, Inc., Selected Special Shares, Inc., U.S. Government Income Fund and Daily Government Fund as of December 31, 2002, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ KPMG LLP


Denver, Colorado
February 7, 2003

SELECTED FUNDS
INCOME TAX INFORMATION (UNAUDITED)
December 31, 2002

================================================================================

       In early 2003, shareholders will receive information regarding all dividends and distributions paid to them by the funds during calendar year 2002. Regulations of the U.S. Treasury Department require the funds to report this information to the Internal Revenue Service.

SELECTED AMERICAN SHARES, INC.
       Distributions of $0.20 per share were paid to shareholders during the calendar year 2002.

       Dividends paid by the Fund during the calendar year ended 2002 which are not designated as capital gain distributions should be multiplied by 100% to arrive at the net amount eligible for the corporate dividend-received deduction.

SELECTED SPECIAL SHARES, INC.
       Distributions of $0.043 per share were paid to shareholders during the calendar year 2002, all of which was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).

       None of the dividends paid by the Fund during the calendar year ended 2002 are eligible for the corporate dividend-received deduction.

SELECTED U.S. GOVERNMENT INCOME FUND
       Distributions of $0.429135 per share were paid to shareholders during the calendar year 2002, $0.087 of which was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).

       None of the dividends paid by the Fund during the calendar year ended 2002 are eligible for the corporate dividend-received deduction.

       The foregoing information is presented to assists shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local regulations, we recommend that you consult your tax adviser for specific guidance.

SELECTED FUNDS
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

                                    DIRECTORS

For the purposes of their service as directors to the Selected Funds, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85706. Each Director serves until the age of 75, or until his or her resignation, death or removal.

                                                                                  NUMBER OF
                                    TERM OF                                       PORTFOLIOS IN
                                    OFFICE AND                                    FUND COMPLEX    OTHER
                   POSITION(S)      LENGTH OF    PRINCIPAL OCCUPATION(S) DURING   OVERSEEN BY     DIRECTORSHIPS
NAME AND AGE       HELD WITH FUND   TIME SERVED  PAST FIVE YEARS                  DIRECTOR        HELD BY DIRECTOR
------------------ ---------------  ------------ -------------------------------- --------------- ------------------------
INDEPENDENT DIRECTORS

WILLIAM P. BARR    Director         director     Executive Vice President and           4         None stated
(born 5/23/50)                      since 1994   General Counsel, Verizon
                                                 (formerly GTE Corporation
                                                 before it merged with Bell
                                                 Atlantic) since July 1994;
                                                 Attorney General of the United
                                                 States from August 1991 to
                                                 January 1993; Deputy Attorney
                                                 General from May 1990 to August
                                                 1991; Assistant Attorney General
                                                 from April 1989 to May 1990;
                                                 Partner with the law firm of
                                                 Shaw, Pittman, Potts &
                                                 Trowbridge from 1984 to April
                                                 1989 and January 1993 to August
                                                 1994.


FLOYD A. BROWN     Director         director     Retired staff announcer and            4         None stated
(born 11/5/30)                      since 1975   program host for WGN Radio and
                                                 Television, Chicago, Illinois;
                                                 sole proprietor of The Floyd
                                                 Brown Co., Elgin, Illinois
                                                 (advertising, media production
                                                 and mass media marketing).


JEROME E. HASS     Director         director     Professor of Finance and               4         None stated
(born 6/1/40)                       since 1997   Business Strategy, Johnson
                                                 Graduate School of Management,
                                                 Cornell University; Consultant,
                                                 National Economic Research
                                                 Associates; former Chief of
                                                 Division of Economic Research of
                                                 the Federal Power Commission and
                                                 Special Assistant to James R.
                                                 Schlesinger at the Executive
                                                 Office of the President of the
                                                 United States.


KATHERINE L.       Director         director     Vice President, International          4         None stated
MACWILLIAMS                         since 1997   Finance, Coors Brewing
(born                                            Company; former Treasurer,
1/19/56)                                         Coors Brewing Company and
                                                 Adolph Coors Company; former
                                                 Vice President of Capital
                                                 Markets for UBS Securities in
                                                 New York; former member of the
                                                 Board of International Swaps and
                                                 Derivatives Association, Inc.

SELECTED FUNDS
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

                              DIRECTORS - CONTINUED

                                                                                  NUMBER OF
                                    TERM OF                                       PORTFOLIOS IN
                                    OFFICE AND                                    FUND COMPLEX    OTHER
                   POSITION(S)      LENGTH OF    PRINCIPAL OCCUPATION(S) DURING   OVERSEEN BY     DIRECTORSHIPS
NAME AND AGE       HELD WITH FUND   TIME SERVED  PAST FIVE YEARS                  DIRECTOR        HELD BY DIRECTOR
------------------ ---------------  ------------ -------------------------------- --------------- ------------------------
INDEPENDENT DIRECTORS - CONTINUED

JAMES J. MCMONAGLE Director/        director     Chairman of the Selected Funds         4         None stated
(born 10/1/44)     Chairman         since 1990   Board of Directors; Of Counsel
                                                 to Vorys, Sater, Seymour and
                                                 Pease LLP (law firm); Formerly
                                                 Senior Vice President and
                                                 General Counsel of University
                                                 Hospitals Health System, Inc.
                                                 and University Hospitals of
                                                 Cleveland from 1990 to 2002;
                                                 Judge of the Court of Common
                                                 Pleas, Cuyahoga County, Ohio,
                                                 from 1976 to 1990.

RICHARD O'BRIEN    Director         director     Retired Corporate Economist            4         Director and past
(born 9/12/45)                      since 1996   for Hewlett-Packard Company;                     President, Silicon
                                                 former Chairman of the                           Valley Roundtable;
                                                 Economic Advisory Council of                     former Director,
                                                 the California Chamber of                        National
                                                 Commerce.                                        Association of
                                                                                                  Business Economists.


DR. LARRY J.B.     Director         director     General Partner, Robinson              4         Director on many
ROBINSON                            since 1988   Investment Company; owned J.B.                   non-profit boards
(born 10/28/28)                                  Robinson Jewelers and radio                      including Cleveland
                                                 stations; Former staff/faculty                   Orchestra.
                                                 member at Harvard Business
                                                 School and Case Western
                                                 Reserve University; Economic
                                                 development adviser in Bosnia;
                                                 occasional foreign
                                                 correspondent in Mideast and
                                                 Balkans; management consultant
                                                 in United States.


MARSHA WILLIAMS    Director         director     Executive Vice President and           17        Director of the
(born 3/28/51)                      since 1996   Chief Financial Officer of                       Davis Funds
                                                 Equity Office Properties                         (consisting of 13
                                                 Trust; former Chief                              portfolios);
                                                 Administrative Officer of                        Director, Modine
                                                 Crate & Barrel; former Vice                      Manufacturing,
                                                 President and Treasurer, Amoco                   Inc.; Director,
                                                 Corporation.                                     Chicago Bridge &
                                                                                                  Iron Company, N.V.

SELECTED FUNDS
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

                              DIRECTORS - CONTINUED

                                                                                  NUMBER OF
                                    TERM OF                                       PORTFOLIOS IN
                                    OFFICE AND                                    FUND COMPLEX    OTHER
                   POSITION(S)      LENGTH OF    PRINCIPAL OCCUPATION(S) DURING   OVERSEEN BY     DIRECTORSHIPS
NAME AND AGE       HELD WITH FUND   TIME SERVED  PAST FIVE YEARS                  DIRECTOR        HELD BY DIRECTOR
------------------ ---------------  ------------ -------------------------------- --------------- ------------------------
INSIDE DIRECTORS*

ANDREW A. DAVIS    Director         director     President or Vice President of         17        Director of the Davis
(born 6/25/63)                      since 1998   each Selected Fund and Davis                     Funds (consisting of
                                                 Fund; President, Davis                           13 portfolios).
                                                 Selected Advisers, L.P., and
                                                 also serves as an executive
                                                 officer in certain companies
                                                 affiliated with the Adviser.

CHRISTOPHER C.     Director         director     Chief Executive Officer,               17        Director of the
DAVIS                               since 1998   President or Vice President of                   Davis Funds
(born 7/13/65)                                   each Selected Fund and Davis                     (consisting of 13
                                                 Fund; Chairman and Chief                         portfolios).
                                                 Executive Officer, Davis
                                                 Selected Advisers, L.P., and
                                                 also serves as an executive
                                                 officer in certain companies
                                                 affiliated with the Adviser,
                                                 including sole member of the
                                                 Adviser's general partner,
                                                 Davis Investments, LLC;
                                                 Employee of Shelby Cullom
                                                 Davis & Co., a registered
                                                 broker/dealer.

* Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly or both) of the Adviser and are considered to be "interested persons" of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

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

                 (This page has been left blank intentionally.)

                                    SELECTED
                                      FUNDS

                  2949 East Elvira Road, Tucson, Arizona 85706

================================================================================

    DIRECTORS                       OFFICERS
    William P. Barr                 James J. McMonagle
    Floyd A. Brown                         Chairman
    Andrew A. Davis                 Christopher C. Davis
    Christopher C. Davis                   President - Selected American
    Jerome Hass                            Shares & Selected Special
    James J. McMonagle                     Shares, Vice President - Selected
    Katherine L. MacWilliams               U.S. Government Income Fund
    Richard O'Brien                        & Selected Daily Government
    Larry J.B. Robinson                    Fund
    Marsha Williams                 Creston A. King
                                           President - Selected U.S.
                                           Government Income Fund &
                                           Selected Daily Government
                                           Fund
                                    Andrew A. Davis
                                           Vice President
                                    Kenneth C. Eich
                                           Executive Vice President &
                                           Principal Executive Officer
                                    Sharra L. Reed
                                           Vice President, Treasurer
                                           & Prinicpal Accounting Officer
                                    Thomas D. Tays
                                           Vice President
                                           & Secretary
                                    Arthur Don
                                           Assistant Secretary

INVESTMENT ADVISER
Davis Selected Advisers, L.P
2949 East Elvira Road, Suite 101
Tucson, Arizona  85706
(800) 243-1575

DISTRIBUTOR
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona  85706

TRANSFER AGENT & CUSTODIAN
State Street Bank and Trust Company
c/o Selected Funds
P.O. Box 8243
Boston, Massachusetts  02266-8243

AUDITORS
KPMG LLP
707 Seventeenth Street, Suite 2700
Denver, Colorado 80202

COUNSEL
D'Ancona & Pflaum LLC
111 E. Wacker Drive
Chicago, Illinois  60601-4205

================================================================================
FOR MORE INFORMATION ABOUT THE SELECTED FUNDS, INCLUDING MANAGEMENT FEE, CHARGES AND EXPENSES, SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT. THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUNDS' DIRECTORS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING 1-800-243-1575.
================================================================================

INVESTMENT ADVISER
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ 85706

DISTRIBUTOR
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, AZ 85706

TRANSFER AGENT AND CUSTODIAN
State Street Bank & Trust Company
c/o Selected Funds
P.O. Box 8243
Boston, MA 02266-8243

LEGAL COUNSEL
D'Ancona & Pflaum LLC
111 E. Wacker Drive, Suite 2800
Chicago, IL 60601-4205

AUDITORS
KPMG, LLP
707 Seventeenth Street, Suite 2300
Denver, CO 80202

800-243-1575

www.selectedfunds.com